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                                                                   Exhibit 6(g)


















                                  AUTOMATIC YRT

                              REINSURANCE AGREEMENT

                                     BETWEEN

                      GE LIFE AND ANNUITY ASSURANCE COMPANY

                               RICHMOND, VIRGINIA

                                     - and -

                        THE CANADA LIFE ASSURANCE COMPANY

                            TORONTO, ONTARIO, CANADA

                                                              [LOGO] Canada Life

                           Agreement Ref.QARYR2-0202

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                                TABLE OF CONTENTS

SECTION l.    BASIS OF AGREEMENT                                               1
SECTION 2.    AUTOMATIC REINSURANCE                                            2
SECTION 3.    FACULTATIVE REINSURANCE                                          3
SECTION 4.    COMMENCEMENT AND TERMINATION OF REINSURANCE LIABILITY            4
SECTION 5.    REINSURANCE OF CONDITIONAL RECEIPT AND/OR TEMPORARY INSURANCE
                 AGREEMENT                                                     4
SECTION 6.    ENTIRE AGREEMENT                                                 5
SECTION 7.    REPORTING OF REINSURANCE                                         5
SECTION 8.    REINSURANCE BASIS AND AMOUNT AT RISK                             5
SECTION 9.    REINSURANCE PREMIUMS                                             6
SECTION 10.   ACCOUNTS                                                         7
SECTION 11.   POLICY FEES                                                      8
SECTION 12.   TAXES                                                            8
SECTION 13.   CURRENCY                                                         8
SECTION 14.   POLICY CHANGES                                                   9
SECTION 15.   TERMINATION OF REINSURANCE                                      10
SECTION 16.   REINSTATEMENTS                                                  10
SECTION 17.   EXTENDED TERM INSURANCE                                         11
SECTION 18.   REDUCED PAID-UP INSURANCE                                       11
SECTION 19.   RECAPTURE OF REINSURANCE                                        12
SECTION 20.   ERRORS AND OMISSIONS                                            13
SECTION 21.   POLICY RESCISSION                                               13
SECTION 22.   SETTLEMENT OF CLAIMS                                            13
SECTION 23.   DETERMINATION OF DISPUTES                                       16
SECTION 24.   INSOLVENCY                                                      17
SECTION 25.   ACCESS TO RECORDS                                               18
SECTION 26.   DURATION OF AGREEMENT                                           18
SECTION 27.   ASSUMPTION REINSURANCE                                          18
SECTION 28.   FEDERAL TAXES                                                   19
SECTION 29.   EFFECTIVE DATE                                                  20
SECTION 30.   EXECUTION OF AGREEMENT                                          20

                                    EXHIBITS

EXHIBIT 1.    REINSURANCE SPECIFICATIONS
EXHIBIT 2.    THE CEDING COMPANY'S MAXIMUM LIMITS OF RETENTION
EXHIBIT 3.    THE REINSURER'S AUTOMATIC PARTICIPATION LIMITS
EXHIBIT 4.    THE REINSURER'S FACULTATIVE RATE CAPACITY
EXHIBIT 5.    AUTOMATIC BINDING LIMITS
EXHIBIT 6.    APPLICATION FOR REINSURANCE
EXHIBIT 7.    DEATH CLAIM FORM
EXHIBIT 8.    SELF ADMINISTRATION REPORTING REQUIREMENTS
EXHIBIT 9.    BULK REPORTING FORM
EXHIBIT 10.   REINSURANCE RATES
EXHIBIT 11.   PLAN DESCRIPTION
EXHIBIT 12.   CONDITIONAL RECEIPT AND/OR TEMPORARY INSURANCE AGREEMENT

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THIS AGREEMENT, effective on the date provided herein, is made and entered into by and between:

                      GE LIFE AND ANNUITY ASSURANCE COMPANY

        a corporation organized under the laws of the State of Virginia,

                (hereinafter referred to as "the Ceding Company")

                                     - and -

                        THE CANADA LIFE ASSURANCE COMPANY

        a corporation organized under the laws of the Dominion of Canada,

                  (hereinafter referred to as "the Reinsurer").

WHEREAS the Ceding Company is authorized to conduct the business of life insurance and is desirous of obtaining certain reinsurance facilities,

AND WHEREAS the Reinsurer is authorized to reinsure such business,

AND WHEREAS the Parties hereto have agreed to enter into an arrangement wherein the Ceding Company shall obtain the desired reinsurance from the Reinsurer,

NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the mutual covenants, promises, and payments herein stated, the Ceding Company and the Reinsurer hereby agree as follows.

SECTION 1. BASIS OF AGREEMENT

The reinsurance facilities provided under this Agreement apply only to the business set out in Exhibit 1, Reinsurance Specifications and Exhibit 11, Plan Description.

Any material change in plan features, such as contractual provisions or options, premium rates, underwriting standards and practices, or underwriting classes shall be deemed to create a new class of business to which this Agreement shall not apply unless the Reinsurer has agreed in writing to such changes.

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SECTION 2. AUTOMATIC REINSURANCE

(a)  Automatic

     Except as provided in Section 2(b), the Ceding Company agrees to cede and the Reinsurer agrees to accept, up to the Automatic Participation Limits set out in Exhibit 3, the excess of life insurance and supplementary benefits provided for under Exhibit 1, Reinsurance Specifications, as may be written by the Ceding Company under direct application over the sum of its limits of retention as per Exhibit 2, The Ceding Company's Maximum Limits of Retention.

(b)  Limitation of Automatic Reinsurance

     Automatic reinsurance shall not be provided under this Agreement with respect to:

     (i) Any life under which the Ceding Company retains less than its maximum limit of retention as per Exhibit 2, The Ceding Company's Maximum Limits of Retention; or

     (ii) Any life to which the exclusions set out in Exhibit 5, Automatic Binding Limits, apply; or

     (iii) Any life which is defined as a Jumbo Risk as outlined in Exhibit 1, Reinsurance Specifications; or

     (iv) Any life in respect of which reinsurance ceded or to be ceded under this and all other agreements in effect between the Ceding Company and the Reinsurer would exceed the limits set out in Exhibit 5, Automatic Binding Limits; or

     (v) Any life which has been or is being submitted to the Reinsurer or any other company by the Ceding Company on a facultative basis.

     For the purposes of this Section, the Ceding Company's maximum limit of retention may apply to previously issued insurance or currently applied for insurance. If the Ceding Company has retained its maximum limit of retention on previously issued insurance, it may cede reinsurance arising from new insurance automatically in accordance with its underwriting assessment even though it is unable to retain any portion of the new insurance.

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SECTION 3. FACULTATIVE REINSURANCE

(a)  Facultative

     The Ceding Company may apply to the Reinsurer for facultative reinsurance, up to the Facultative Rate Capacity set out in Exhibit 4, on the plans of insurance set out in Exhibit 1, Reinsurance Specifications with respect to:

     (i) Life insurance applications written by the Ceding Company for amounts of insurance in excess of those provided for under Section 2, Automatic Reinsurance, or

     (ii) Life insurance applications written by the Ceding Company where the Ceding Company does not retain its maximum limit of retention as per
          Exhibit 2, The Ceding Company's Maximum Limits of Retention, or

     (iii) Life insurance applications written by the Ceding Company to which the exclusions in Exhibit 5, Automatic Binding Limits, apply, or

     (iv) Life insurance applications written by the Ceding Company that are defined as Jumbo Risks as per Exhibit 1, Reinsurance Specifications, or

     (v) Life insurance applications which have been or are being submitted to any other company by the Ceding Company on a facultative basis.

(b)  Application for Facultative Reinsurance

     In order to apply for facultative reinsurance, the Ceding Company shall notify the Reinsurer of the facultative reinsurance being applied for by sending to the Reinsurer an Application for Reinsurance as per Exhibit 6. Copies of the original application, all medical examinations, laboratory reports, inspection reports and all other information which the Ceding Company may have pertaining to the insurability of the risk shall accompany the Application for Reinsurance. Any other material information subsequently available to the Ceding Company and which is pertinent to the underwriting of the risk shall be transmitted promptly to the Reinsurer.

(c)  Offer of Facultative Reinsurance

     The Reinsurer shall advise the Ceding Company promptly of the Reinsurer's offer or declination of the Application for Reinsurance.

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SECTION 4. COMMENCEMENT AND TERMINATION OF REINSURANCE LIABILITY

(a)  Automatic Reinsurance

     The liability of the Reinsurer shall commence simultaneously with that of the Ceding Company.

     The liability of the Reinsurer for automatic reinsurance shall cease when the liability of the Ceding Company ceases.

(b)  Facultative Reinsurance

     The liability of the Reinsurer shall commence when the Reinsurer has received written notification or notification by fax or e-mail during the lifetime of the insured that its offer has been accepted by the Ceding Company. This notification should be received within one hundred and twenty
     (120) days of offer.

     The liability of the Reinsurer for facultative reinsurance shall cease when the liability of the Ceding Company ceases.

SECTION 5. REINSURANCE OF CONDITIONAL RECEIPT AND/OR TEMPORARY INSURANCE
           AGREEMENT

The Reinsurer agrees to automatically reinsure, up to the limits indicated in
Exhibit 3, The Reinsurer's Automatic Participation Limits, conditional receipt and/or temporary life insurance written by the Ceding Company under direct application provided that:

(a) The agreements of conditional receipt and/or temporary life insurance have been written in accordance with the Ceding Company's published practice as set out in Exhibit 12, Conditional Receipt and/or Temporary Insurance Agreement and

(b) The application for life insurance to which the agreement of conditional receipt and/or temporary life insurance relates qualifies as automatic reinsurance in accordance with Section 2, Automatic Reinsurance.

The Ceding Company shall notify the Reinsurer of any material changes to the Ceding Company's published practices and limits.

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SECTION 6. ENTIRE AGREEMENT

This Reinsurance Agreement, together with the monthly statement indicating automatic or facultative reinsurance and, in the case of facultative cessions, the application for reinsurance, any underwriting information, and the notification of acceptance of facultative reinsurance, shall constitute the entire agreement between the parties. Any alterations to the provisions of this Agreement shall be made by Amendment, Addenda or by correspondence attached to the Agreement embodying such alterations as may be agreed upon and signed by both parties. These documents shall be regarded as part of this Agreement and shall be equally binding.

SECTION 7. REPORTING OF REINSURANCE

On a monthly basis, the Ceding Company shall send to the Reinsurer a statement, together with its remittance, covering:

(a)  all outstanding new reinsurance for which acceptance has been sent,

(b) renewal reinsurance premiums for all policies together with any adjustments in reinsurance premiums, and

(c)  any change to the policy status.

Automatic Submissions

All automatic reinsurance ceded in accordance with this Agreement shall be on a self-administered reporting basis as outlined in Exhibit 8, Self Administration Reporting Requirements.

The Ceding Company shall have the responsibility of maintaining adequate records for the administration of that portion of the reinsurance account and shall report business to the Reinsurer in accordance with requirements as outlined in
Exhibit 8.

Facultative Submissions

All facultative reinsurance ceded in accordance with this Agreement shall be ceded on an individual policy basis as outlined in Exhibit 8, Self Administration Reporting Requirements.

SECTION 8. REINSURANCE BASIS AND AMOUNT AT RISK

Reinsurance ceded under this Agreement shall be on what is commonly known as the Yearly Renewable Term basis. The amount of reinsurance coverage shall be based upon the net amount at risk, that is, the face amount less a fund which represents the savings element in the policy. Basic policies and riders are included in determining the net amount at risk. The overriding principle involved is that the Reinsurer and the Ceding Company shall each continue to insure their original proportionate share of the amount of risk.

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SECTION 8. REINSURANCE BASIS AND AMOUNT AT RISK (Continued)

Amounts at risk shall be calculated as follows.

(a) For the Ceding Company's term plans, the amount at risk applicable to each policy year shall be the reinsured portion of the face amount applicable at the beginning of the policy year.

(b) For the Ceding Company's non-term plans, the net amount at risk applicable to each policy year shall be the death benefit reinsured less the cash value of the portion reinsured.

SECTION 9. REINSURANCE PREMIUMS

(a)  Monthly Reinsurance Premiums

     Reinsurance premiums shall be paid monthly in arrears irrespective of the method of payment of premium on the policy and shall be in accordance with the attached tables of reinsurance premium rates and percentage discounts as per Exhibit 10, Reinsurance Rates.

(b)  Mortality Extras

     (i)  Rates

          Standard reinsurance risk rates are increased by 25% for each table of additional mortality.

     (ii) Allowances

          Standard risk allowances apply to all risks reinsured.

(c)  Flat Extra Reinsurance Premiums

     If a flat extra premium (whether temporary or permanent) is charged under the policy, the Reinsurer shall be paid the extra reinsurance premium applicable to the face amount of the life risk at the same monthly rate as charged by the Ceding Company, less percentage allowances as follows.

     Permanent extras and temporary extras payable for over 5 years:
          - First year      75%
          - Renewal Years   10%

     Temporary extras payable for five years or less:
          - Each year       10%

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SECTION 9. REINSURANCE PREMIUMS (Continued)

(d)  Rate Guarantee Period

     The reinsurance premiums for new business are guaranteed for the period of one year.

(e)  Accidental Death Benefit

     This benefit shall not be reinsured under this Agreement.

(f)  Waiver of Premium

     This benefit shall not be reinsured under this Agreement.

SECTION 10. ACCOUNTS

(a)  Reinsurance Premiums

     The reinsurance premiums are due on the policy commencement date and each month thereafter. The Ceding Company shall pay the Reinsurer these reinsurance premiums within sixty (60) days following the month in which the premium is due.

     In the event that a reinsurance premium is not paid by the Ceding Company to the Reinsurer within the sixty-day (60-day) period, the reinsurance shall continue in force except as provided in (b) below, and the Ceding Company shall pay to the Reinsurer the overdue reinsurance premium together with interest at the same rate as paid by the Ceding Company on delayed payment of claims, compounded monthly from the due date of payment.

     Any outstanding balances due from the Reinsurer to the Ceding Company shall be treated similarly.

     Any reinsurance premium payment or reinsurance premium refund is calculated as of the day of the month in which it actually falls.

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SECTION 10. ACCOUNTS (Continued)

(b)  Non-Payment of Reinsurance Premiums

     When the undisputed reinsurance premiums are unpaid after the sixty-day (60-day) period, the Reinsurer may give the Ceding Company notice that the reinsurance coverage shall terminate if the overdue undisputed reinsurance premiums with interest are not paid within thirty (30) days from the date of the notice.

     If such notice has been given and the undisputed reinsurance premiums remain unpaid, the reinsurance coverage shall be terminated ninety-one (91) days after the reinsurance premium due date.

     Notwithstanding such termination, the Ceding Company shall remain liable for the outstanding reinsurance premiums, plus interest to the date of payment.

SECTION 11. POLICY FEES

There shall be no policy fees payable under this Agreement.

SECTION 12. TAXES

In jurisdictions which impose premium taxes on the Ceding Company without deductions for reinsurance, the Reinsurer shall reimburse the Ceding Company for taxes paid on the amount of the reinsurance premiums according to the premium tax basis shown in Exhibit 1, Reinsurance Specifications, unless the Reinsurer is required to pay direct tax on reinsurance premiums, in which case the Reinsurer is not required to reimburse the Ceding Company for such taxes. In any jurisdiction where the tax is calculated on the premiums less certain deductions, any reimbursement by the Reinsurer shall be on the same basis.

The Reinsurer shall not be responsible for the reimbursement of any taxes other than those outlined above.

SECTION 13. CURRENCY

Reinsurance shall be in the same currency as the Ceding Company policy unless otherwise agreed upon between the Ceding Company and the Reinsurer as set out in
Exhibit 1, Reinsurance Specifications.

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SECTION 14. POLICY CHANGES

If any non-contractual change that changes the scheduled amounts of reinsurance or improves or extends the terms of coverage is made on a policy reinsured on an automatic basis, or if any change is made to a policy reinsured on a facultative basis, the Reinsurer must give its consent thereto.

Policy changes shall be treated as follows:

(a)  Increase in Amount at Risk

     Any contractual increase in risk shall be treated in accordance with
     Section 8, Reinsurance Basis and Amount at Risk.

     A non-contractual increase in amount shall be treated as if it were a new policy, and the Reinsurer shall not be obligated to accept any such increase unless it qualifies as automatic reinsurance under the limits set out in this Agreement.

(b)  Decrease in Amount at Risk

     If the policy is reduced in amount, the net amount at risk reinsured shall be reduced as of the same date and in the same proportion as the original terms.

     Any contractual decrease in risk shall be treated in accordance with
     Section 8, Reinsurance Basis and Amount at Risk.

(c)  Reduction in Mortality Rating

     If, following the consideration of new underwriting evidence, the Ceding Company makes a reduction in the mortality rating of the policy and the policy was initially ceded to the Reinsurer on an automatic basis, the same reduction shall be made in the reinsurance coverage.

     If the policy was initially ceded to the Reinsurer on a facultative basis, and if, following the consideration of new underwriting evidence, the Ceding Company can accept or place the policy at a lower mortality rating than that of the Reinsurer, then the Ceding Company shall have the right to terminate the reinsurance.

     The Ceding Company shall, before such termination, afford the Reinsurer the opportunity to quote a new rating and shall always attempt to maintain the existing reinsurance.

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SECTION 14. POLICY CHANGES (Continued)

(d)  Plan Changes

     On any plan change, the Reinsurer shall attempt to provide reasonable reinsurance terms for the new plan, which take into account any new evidence received, new commissions paid and expenses incurred by the Ceding Company.

(e)  Term Conversions

     The Ceding Company shall retain all conversions.

SECTION 15. TERMINATION OF REINSURANCE

If the policy is terminated by death, lapse, surrender or otherwise, the reinsurance shall terminate on the same date. If reinsurance premiums have been paid on the reinsurance for a period beyond the date of termination, there shall be a refund of prepaid reinsurance premium, without interest, in respect to that period.

If the policy continues in force without payment of premium during any days of grace or pending its surrender, whether such continuance be as a result of a policy provision or of a practice of the Ceding Company, the reinsurance shall continue with payment of reinsurance premium and shall terminate on the same date as the Ceding Company's risk terminates.

If the policy continues in force because of the operation of an Automatic Premium Loan provision or other such provision by which the Ceding Company receives compensation for its risk, then the reinsurance shall also continue and the Ceding Company shall pay to the Reinsurer the reinsurance premium for the period to the date of cancellation.

SECTION 16. REINSTATEMENTS

If the policy was reinsured on an automatic basis and an application is made by the Policyholder for reinstatement in accordance with the terms of the policy, the reinsurance cession shall be reinstated automatically and the Ceding Company shall not be required to forward any documents to the Reinsurer.

Whenever an application is made by the Policyholder for reinstatement in accordance with the terms of the policy and the policy was originally reinsured facultatively, copies of such application for reinstatement, any personal declaration or medical examination, and any other underwriting document shall be forwarded by the Ceding Company to the Reinsurer together with an application for reinstatement of the reinsurance.

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SECTION 16. REINSTATEMENTS (Continued)

Such application shall be sent to the Reinsurer only in the following cases:

(i)  The Ceding Company has not kept its full retention initially, as defined in
     Section 2, Automatic Reinsurance, or

(ii) Reinstatement occurs ninety (90) days or more after the policy has lapsed.

The Reinsurer shall notify the Ceding Company promptly of its acceptance or declination of the application for reinstatement.

Reinsurance premiums shall be paid to the Reinsurer for whatever time period is covered by the premiums received by the Ceding Company. The Reinsurer shall receive interest on these reinsurance premiums for the same period and at the same rate as premiums collected by the Ceding Company on the policy. In the event that the policy is redated, the reinsurance premiums payable shall be at the appropriate policy year rate.

When a policy is reinstated by the Ceding Company, the reinsurance coverage shall be reconstructed in a like manner with respect to dating, coverage, and back premiums, provided the treatment of these falls within the Ceding Company's normal rules.

SECTION 17. EXTENDED TERM INSURANCE

If the policy is changed to Extended Term Insurance, the reinsurance shall continue on a YRT basis. The reinsurance amount shall be in the same proportion to the Extended Term amount as was the initial reinsurance amount to the initial face amount of the policy. The amount so calculated shall, however, be reduced by that proportion of any cash value provided under the Extended Term benefit which relates to the reinsured portion of the policy. YRT reinsurance premiums as per Exhibit 10, Reinsurance Pates, at point in scale using a rate of 25% higher than standard, shall be paid to the Reinsurer, and any extra reinsurance premiums shall continue to be payable as described in Section 9, Reinsurance Premiums.

SECTION 18. REDUCED PAID-UP INSURANCE

If the policy is changed to Reduced Paid-up, the reinsurance shall continue on a YRT basis. The reduced reinsurance amount shall be in the same proportion to the Reduced Paid-up amount as was the initial reinsurance amount to the initial face amount of the policy. YRT reinsurance premiums as per Exhibit 10, Reinsurance Rates, shall continue to be paid to the Reinsurer at point in scale, and any extra reinsurance premiums shall continue to be payable as described in Section 9, Premiums.

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SECTION 19. RECAPTURE OF REINSURANCE

(a)  Rules for Recapture

     The Reinsurer shall permit the Ceding Company to recapture all or part of an existing reinsurance cession provided:

     (i) The Ceding Company has kept its maximum retention on the policy, as described in Exhibit 1, Reinsurance Specifications, at the policy commencement date;

     (ii) The Ceding Company has increased its retention for new business since the policy commencement date, provided the increase is not the result of an acquisition or merger by or with another company;

     (iii) The Ceding Company has given the Reinsurer written notification of its intent to recapture within ninety (90) days of the effective date of such increase in retention;

     (iv) No reinsurance cession is recaptured prior to its tenth (10th) anniversary without the mutual agreement of the Reinsurer and the Ceding Company;

     (v) Once recapture is permitted, all eligible reinsurance, including any supplementary benefits, is recaptured in full from the Reinsurer;

     (vi) The amount to be recaptured does not exceed an amount equal to the increase in retention under the policy between its commencement date and the date of recapture; and,

     (vii) Each eligible reinsurance cession is recaptured on its anniversary following; the commencement of the recapture procedure.

(b)  Cessions Under Waiver of Premium Claim

     If Waiver of Premium is coinsured under this Agreement, the Ceding Company must include in any recapture those eligible cessions in a state of Waiver of Premium Claim, including those later discovered to have been in a qualifying period at the date of recapture. The Reinsurer shall pay to the Ceding Company a mutually agreed upon Waiver of Premium claim reserve or, if no agreement is reached, shall continue to pay the appropriate Waiver of Premium benefit, and the reinsurance cession shall not be recaptured.

(c)  Trivial Amounts

     The Ceding Company shall recapture all cessions on the first policy anniversary following the reduction of the amount at risk to less than $10,000.

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SECTION 20. ERRORS AND OMISSIONS

In the event the Ceding Company or the Reinsurer shall fail to perform or makes an error in the performance of an obligation which is shown to result from a clerical error or omission, the Ceding Company and the Reinsurer shall be restored to the position they would have occupied had no such clerical error or omission occurred provided written notice of such error or omission is delivered to the other party as soon as possible after its discovery. This Section shall not apply to applications for facultative reinsurance for which the Reinsurer has not received written notification that its offer of facultative reinsurance has been accepted by the Ceding Company in accordance with Section 4 (b), Commencement and Termination of Reinsurance Liability.

SECTION 21. POLICY RESCISSION

If, after a policy involving reinsurance has been placed in force, new information received by the Ceding Company indicates that the policy might be rescinded, the Ceding Company shall report this information promptly to the Reinsurer.

Rescission expenses incurred by the Ceding Company's full-time employees, including any routine investigative costs, shall be borne by the Ceding Company. Additional costs shall be shared by the Ceding Company and the Reinsurer proportionately, as long as each has agreed to participate.

SECTION 22. SETTLEMENT OF CLAIMS

(a)  Notification

     The Ceding Company shall report promptly to the Reinsurer any information respecting a claim under the policy. Such claim made upon the Ceding Company shall be accepted by the Reinsurer as a claim upon it for the amount of reinsurance in force on the date the claim is incurred.

     When the amount assumed by the Reinsurer under any policy of the Ceding Company on any one life exceeds the Ceding Company's retention on said life, the Ceding Company shall submit all papers in connection with the claim to the Reinsurer for consideration and shall make a reasonable effort to secure mutual agreement before making settlement of any claim on that policy.

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SECTION 22. SETTLEMENT OF CLAIMS (Continued)

(b)  Payments

     Except as may be otherwise provided, the proofs of claim accepted by the Ceding Company shall be taken as sufficient by the Reinsurer. Settlement of the claim under the policy shall be made promptly upon receipt by the Reinsurer of copies of proofs of claim, completed Reinsurance Death Claim form, as per Exhibit 7, and a statement showing the amount paid on such claim by the Ceding Company, the date of such payment, and the amount due from the Reinsurer.

     If, either by the terms of the contract or by the exercise of an option, payment under the policy is deferred or made in installments, the Reinsurer shall nevertheless make payment immediately in one sum.

     If Waiver of Premium is coinsured under this Agreement, then, in the event of a Total Disability claim, the Ceding Company shall continue to pay to the Reinsurer the total reinsurance premium. The Reinsurer shall pay to the Ceding Company its share of the gross annual premium being waived, including any rider or supplementary benefit gross premiums being waived, taking into account any fractions of a year for which premiums have been waived.

     If payment under the policy is delayed and interest is allowed on the proceeds by the Ceding Company, the Reinsurer shall pay interest on the reinsurance at the same rate and for the same period as the Ceding Company's current claims practice, not to exceed the ninety-day (90-day) Treasury Bill rate unless a higher interest rate is required by law. Where payment on the reinsurance is delayed more than thirty (30) days beyond the date the request for claims payment is received from the Ceding Company, the Reinsurer shall pay interest from the date the claim is paid by the Ceding Company at the same rate as the Ceding Company's current claims practice.

(c)  Contests and Reduced Settlements

     The Ceding Company shall promptly notify the Reinsurer of any contestable claim. The Ceding Company shall also furnish details of such action on request, and shall furnish an itemized and certified statement of expenses incurred thereby.

     Within fifteen (15) days of receipt by the Reinsurer of all documents requested, the Reinsurer shall notify the Ceding Company in writing of the Reinsurer's decision whether or not to participate in the contest. If the Reinsurer notifies the Ceding Company in writing that it has elected not to participate in the contest, the Reinsurer shall immediately pay the Ceding Company its share of the claim. Once the Reinsurer has paid its share, it shall not be liable for expenses associated with the contest, compromise or litigation.

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SECTION 22. SETTLEMENT OF CLAIMS (Continued)

(c)  Contests and Reduced Settlements (Continued)

     When the Reinsurer agrees in writing to participate on a contest, compromise or litigation involving reinsurance, it shall share in the payment of legal or investigative expenses relating to a contested claim in the same proportion as the Reinsurer's liability bears to the Ceding Company's liability. The Reinsurer shall not reimburse expenses associated with non-reinsured policies.

     If the Ceding Company's contest, compromise or litigation results in a reduction in the liability of the contested policy, the Reinsurer shall share in the reduction in the same proportion that the amount of reinsurance bore to the amount payable under the terms of the policy on the date of death of the insured.

(d)  Adjustments for Misstatements of Age or Sex

     In the event of an increase or reduction in the policy because of an overstatement or understatement of age or misstatement of sex being established during the life or after the death of the life insured, the Ceding Company and the Reinsurer shall share in such increase or reduction in proportion to their initial liabilities under the policy.

     The net amount at risk shall be recalculated from commencement on the basis of the adjusted amounts using the reinsurance schedule and reinsurance premiums at the correct ages, and an adjustment for the difference in reinsurance premiums, without interest, shall be made.

(e)  Expenses

     Expenses incurred by the Ceding Company's full-time employees, including any routine investigative or administrative expenses, shall be borne entirely by the Ceding Company.

     Expenses for legal fees and other reasonable fees incurred in the contest or compromise of a claim shall be shared proportionately between the Ceding Company and the Reinsurer.

                                                              [LOGO] Canada Life

(f)  Extra-Contractual Damages

     For the purpose of this Agreement, a "claim" shall mean a demand or request for any payment or other benefit with respect to life insurance coverage under a policy but shall not include damages of any nature and kind whatsoever, whether general, special, exemplary or punitive in nature.

     However, in the case of a claim described under Section 22(c) of this Article and if the Ceding Company follows the Reinsurer's written recommendation, the Reinsurer recognizes that circumstances may arise under which the Reinsurer, in equity, should share, to the extent permitted by law, in paying certain assessed damages. Such circumstances are difficult to define in advance, but involve those situations in which the Reinsurer was an active party in the act, omission or course of conduct which ultimately resulted in the assessment of such damages. The extent of such sharing is dependent on a good faith assessment of culpability in each case, but all factors being equal, the division of any such assessment would be in proportion to what impact the Reinsurer's recommendations had on such damages.

SECTION 23. DETERMINATION OF DISPUTES

The parties agree that the United States Federal Arbitration Act and the CPR Rules for Non-Administered Arbitration shall apply to any dispute between the parties.

The Ceding Company and the Reinsurer agree that the sole remedy for resolving any and all disputes arising out of or in connection with this Agreement, including any question regarding its existence, validity, termination or rescission, shall be resolved by arbitration as herein provided.

All issues for arbitration shall be referred to three arbitrators, one being chosen by the Ceding Company, one by the Reinsurer, and the third by the aforesaid arbitrators. In the event that the first two arbitrators so chosen do not agree as to the third arbitrator within thirty (30) days after both have been appointed as arbitrators, the third arbitrator shall be chosen by the American Arbitration Association. Should either party fail to choose its arbitrator within thirty (30) days after receipt of written notice from the other party requesting it to do so, the requesting party shall name both arbitrators and they shall proceed in all respects as above stipulated. Each party shall present its case to the arbitrators within ninety (90) days following the date of appointment of the third arbitrator.

                                                              [LOGO] Canada Life

The arbitrators shall look to the substantive rules of the law of the Province of Ontario as the law governing this Agreement; however, the arbitrators shall consider the Agreement an honorable engagement rather than merely a legal obligation, and they are relieved of all judicial formalities. The decision and award of the majority of the arbitrators shall be final and binding upon the Ceding Company and the Reinsurer. Judgement may be entered upon the award of the arbitrators in any court having jurisdiction.

The arbitrators shall be active or retired officers of life insurance or reinsurance companies and not under the control or management of either party to this Agreement. Arbitration shall take place in Toronto, Ontario, Canada, unless the Ceding Company and the Reinsurer agree otherwise.

Each party shall bear the expense of its own chosen arbitrator and shall jointly and equally bear with the other the expense of the third arbitrator and of the arbitration. In the event two arbitrators are chosen by one party, as above provided, the expense of all arbitrators and the arbitration shall be equally divided between the two parties.

This provision concerning arbitration shall survive the termination, cancellation or rescission of the Agreement.

SECTION 24. INSOLVENCY

In the event of the insolvency of the Ceding Company, reinsurance under this Agreement shall be payable directly to the Ceding Company or to its liquidator, receiver, conservator or statutory successor on the basis of the liability of the Ceding Company without diminution because of the insolvency of the Ceding Company or because the liquidator, receiver, conservator or statutory successor of the Ceding Company has failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver, conservator or statutory successor of the Ceding Company shall give written notice to the Reinsurer of the pendency of a claim against the Ceding Company which would involve a possible liability on the part of the Reinsurer, indicating the policy reinsured, within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in the receivership. During the pendency of such claim, the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses that they may deem available to the Ceding Company or its liquidator, receiver, conservator, or statutory successor. The expenses thus incurred by the Reinsurer shall be chargeable, subject to the approval of the Court, against the Ceding Company as part of the expenses of conservation or liquidation to the extent of a pro rata share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer.

                                                              [LOGO] Canada Life

In the event of the insolvency of the Reinsurer, or if there is reduction in the Reinsurer's S&P rating below BBB, the Reinsurer shall immediately notify the Ceding Company, in writing, of the event. The Ceding Company has the option to unilaterally terminate the reinsurance Agreement and recapture all reinsured business, without penalty, within 120 days or a reasonable time from receipt of notice of the Reinsurer's insolvency or S&P rating below BBB. If the Ceding Company unilaterally terminates the reinsurance, the Reinsurer, its liquidator, receiver or statutory successor shall remain liable for any outstanding payments incurred prior to the date of termination of the reinsurance.

To the extent permitted under the applicable law, the Ceding Company or the Reinsurer may offset any balance due under the Agreement against amounts owed to it by the other party.

SECTION 25. ACCESS TO RECORDS

Both the Ceding Company and the Reinsurer may at all reasonable times inspect at the office of the other all records relating to any reinsurance contract of which this Agreement forms a part.

SECTION 26. DURATION OF AGREEMENT

This Agreement shall be unlimited as to its duration but may be cancelled at any time insofar as it pertains to new reinsurance thereafter by either party giving ninety (90) days notice of cancellation in writing. The Reinsurer shall continue to accept reinsurance during the ninety-day (90-day) period aforesaid and shall remain liable on all reinsurance granted under this Agreement until the termination or expiry of the insurance reinsured.

SECTION 27. ASSUMPTION REINSURANCE

An assumption of all or part of the block of business reinsured under this Agreement by a Company other than the parties to this Agreement shall require written approval from the remaining party to the Agreement. Such written approval shall not be unreasonably withheld.

                                                              [LOGO] Canada Life

SECTION 28. FEDERAL TAXES

The Ceding Company and the Reinsurer hereby agree to the following pursuant to
Section 1.848-2(g)(8) of the Income Tax Regulation issued December 1992, under
Section 848 of the Internal Revenue Code of 1986, as amended. This election shall be effective as of the Effective Date of this Agreement and for all subsequent taxable years for which this Agreement remains in effect.

(a) The term "party" shall refer to either the Ceding Company or the Reinsurer as appropriate.

(b) The terms used in this Article are defined by reference to Regulation 1.848-2 in effect December 1992.

(c) The party with the net positive consideration for this Agreement for each taxable year shall capitalize specified policy acquisition expenses with respect to this Agreement without regard to the general deductions limitation of Section 848(c)(1).

(d) Both parties agree to exchange information pertaining to the amount of net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service.

(e) The Ceding Company shall submit a schedule to the Reinsurer by May 1 of each year of its calculation of the net consideration for the preceding calendar year. This schedule of calculations shall be accompanied by a statement stating that the Ceding Company shall report such net consideration in its tax return for the preceding calendar year.

(f) The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company by June 1. If the Reinsurer does not so notify the Ceding Company, the Ceding Company shall report the net consideration as determined by the Ceding Company in the Ceding Company's tax return for the previous calendar year.

(g) If the Reinsurer contests the Ceding Company's calculation of the net consideration, the parties shall act in good faith to reach an agreement as to the correct amount by July 1. If the Ceding Company and the Reinsurer reach agreement on an amount of the net consideration, each party shall report such amount in their respective tax returns for the previous calendar year.

The Reinsurer and the Ceding Company represent and warrant that they are subject to U.S. taxation under Subchapter L of Chapter 1 of the Internal Revenue Code.

                                                              [LOGO] Canada Life

SECTION 29. EFFECTIVE DATE

The effective date of this Agreement shall be the 1st day of February, 2002.

SECTION 30. EXECUTION OF AGREEMENT

IN WITNESS WHEREOF, the Ceding Company and the Reinsurer have, by their respective Authorized Officers, caused this Agreement to be executed on the dates shown below.

GE LIFE AND ANNUITY ASSURANCE COMPANY


By:    /s/ Illegible                       By:    /s/ Illegible
       ---------------------------------          ------------------------------
Title: SVP                                 Title: VP

Date:  November 7, 2002                    Date:  November 8, 2002

THE CANADA LIFE ASSURANCE COMPANY


By:    /s/ Gordon A. Gibbins               By:    /s/ Kelly Levy
       ---------------------------------          ------------------------------
       Gordon A. Gibbins, FSA, FCIA               Kelly Levy, FSA
       Reinsurance Vice-President                 Director, Reinsurance Pricing

Date:  Sept 11, 02                         Date:  Sept 11, 2002

                                                              [LOGO] Canada Life

                                    EXHIBIT 1

                           REINSURANCE SPECIFICATIONS

The Ceding Company shall retain their maximum limits of retention in accordance with Exhibit 2 and cede the remaining to the pool. The Reinsurer's share shall be fifteen percent (15%) of the reinsured amount of the following plan up to the Automatic Participation Limits as set out in Exhibit 3.

Plans Covered: Protection Plus Variable Universal Life


Issue Ages:   Preferred No Nicotine Use/Standard No Nicotine Use: 0-85
              Preferred Nicotine Use/Standard Nicotine Use: 18-85

Currency:     US dollars

Residence:

Proposed lives insured must be residents of Canada or the Continental U.S.A., including Hawaii and Alaska.

Jumbo Limit:

For the purpose of this Agreement, a jumbo risk is one where the current application and/or other information of the Ceding Company indicate that the proposed insured's total insurance in force and applied for in all companies exceeds the amounts shown in the table below, irrespective of any proposed replacement currently considered.

----------------------------------
 AGE                    MORTALITY
----------------------------------
                         STD-500%
----------------------------------
 0-75                  $30,000,000
----------------------------------
76-85                    3,000,000
----------------------------------

Premium Taxes:

The Reinsurer shall not be responsible for reimbursement of premium taxes.

Minimum Face Amount: $100,000

                                                              [LOGO] Canada Life

                                    EXHIBIT 2

                THE CEDING COMPANY'S MAXIMUM LIMITS OF RETENTION

-------------------------------------------------
  AGE                 MORTALITY
-------------------------------------------------
          STD - 200%   201% - 300%   301% - 500%
-------------------------------------------------
  0-75    $1,000,000    $1,000,000     $1,000,000
-------------------------------------------------
76 - 80      100,000       100,000            NIL
-------------------------------------------------
81 - 85      100,000           NIL            NIL
-------------------------------------------------
  86+            NIL           NIL            NIL
-------------------------------------------------

                                                              [LOGO] Canada Life

                                    EXHIBIT 3

                 THE REINSURER'S AUTOMATIC PARTICIPATION LIMITS

                                      Life
                            Listed by Age and Rating

LIFE:

------------------------------------------------
  AGE                  MORTALITY
------------------------------------------------
          STD - 200%   201% - 300%   301% - 500%
------------------------------------------------
 0 - 75   $3,000,000    $3,000,000    $3,000,000
------------------------------------------------
76 - 80      300,000       300,000           NIL
------------------------------------------------
81 - 85      300,000           NIL           NIL
------------------------------------------------
  86+            NIL           NIL           NIL
------------------------------------------------

AVIATION:

------------------------------------------------
  AGE                  MORTALITY
------------------------------------------------
           STD-200%    201% - 300%   301% - 500%
------------------------------------------------
  18-60   $3,000,000     *I.C.           Nil
------------------------------------------------
Over 60      *I.C.        Nil            Nil
------------------------------------------------

* I.C.: Individual Consideration

                                                              [LOGO] Canada Life

                                    EXHIBIT 4

                    THE REINSURER'S FACULTATIVE RATE CAPACITY

                                      Life
                            Listed by Age and Rating

The Reinsurer's facultative shopped capacity (at automatic rates) is graded down by issue age and rating table and is normally the lesser of $5 million or the amounts per the table below. Additional capacity may be available on facultative rates depending on the case.

The Reinsurer's facultative excess capacity is graded down by issue age and rating table as per the table below. These amounts assume all reinsurers in the pool keep their normal percentage participation.

LIFE:

--------------------------------------------
 AGE                 MORTALITY
--------------------------------------------
          STD-200%     225-300%    325%-500%
--------------------------------------------
 0-70   $5,000,000   $5,000,000   $5,000,000
--------------------------------------------
71-80    5,000,000    3,750,000      250,000
--------------------------------------------
81-85   *3,750,000      250,000          Nil
--------------------------------------------
86-90      250,000          Nil          Nil
--------------------------------------------

* Standard only (Facultative rate capacity for 125%-200% mortality is $500,000)

AVIATION:

-------------------------------------------
  AGE                MORTALITY
-------------------------------------------
           STD-200%    225-300%   Over 300%
-------------------------------------------
 18-60    $5,000,000     *I.C.       Nil
-------------------------------------------
Over 60        *I.C.      Nil        Nil
-------------------------------------------

* I.C.: Individual Consideration

If these limits are exceeded and the reinsurance rates are increased, the Reinsurer and the Ceding Company shall negotiate these new terms at the time the facultative offer is made to the Ceding Company by the Reinsurer.

                                                              [LOGO] Canada Life

                                    EXHIBIT 5

                            AUTOMATIC BINDING LIMITS

                    (Maximum on any one Life under this Pool, including the Ceding Company's retention)

-------------------------------------------------
  AGE                   MORTALITY
-------------------------------------------------
           STD - 200%   201% - 300%   301% - 500%
-------------------------------------------------
 0 - 75   $20,000,000   $20,000,000   $20,000,000
-------------------------------------------------
76 - 80     2,000,000     2,000,000           NIL
-------------------------------------------------
81 - 85     2,000,000           NIL           NIL
-------------------------------------------------
  86+             NIL           NIL           NIL
-------------------------------------------------

                 EXCLUSIONS FROM AUTOMATIC PORTION OF AGREEMENT

Automatic reinsurance shall not be provided under this agreement with respect to:

Proposed lives insured resident outside of Canada and the Continental U.S.A., including Hawaii and Alaska.

                                                              [LOGO] Canada Life

                                    EXHIBIT 6

                           APPLICATION FOR REINSURANCE

                                   (Attached)

                                                              [LOGO] Canada Life

APPLICATION FOR REINSURANCE
                                                              [LOGO] CANADA LIFE

Instructions: Forward part 1 to Reinsuring Company. Retain parts 2 and 3.
              (Part 3 to be forwarded in case of cancellation only.)

[ ] Facultative  [ ] Automatic  [ ] Offer, please

                                                            (the Ceding Company)
-----------------------------------------------------------

hereby applies to                                  CANADA LIFE ASSURANCE COMPANY
                  --------------------------------

------------------------------------(the Reinsuring Company) for reinsurance on the life of
            --------------------------------------------------------------------

Birth Date                Birth Place                Occupation
           --------------             --------------            ----------------

Residence
          ----------------------------------------------------------------------

Plan of Principal Policy and Riders
                                    --------------------------------------------

Age         Sex
    -------     ----------

                                                                             ACCIDENTAL DEATH
                                      LIFE    RIDERS    DISABILITY WAIVER         BENEFIT
---------------------------------------------------------------------------------------------
PRIOR INSURANCE IN THIS COMPANY
---------------------------------------------------------------------------------------------
   OF WHICH WE RETAIN
---------------------------------------------------------------------------------------------
INSURANCE NOW APPLIED FOR
---------------------------------------------------------------------------------------------
   OF WHICH WE PROPOSE TO RETAIN
---------------------------------------------------------------------------------------------
REINSURANCE APPLIED FOR
---------------------------------------------------------------------------------------------

RATING                                           REINSURANCE BEING OFFERED ELSEWHERE
  [ ] STANDARD                                     [ ] YES
  [ ] SUBSTANDARD WITH THE FOLLOWING RATING:       [ ] NO

---------------------------------------------------------------------------------------------
CEDING COMPANY RETENTION AS EXPRESSED ABOVE IS   CEDING COMPANY POLICY NUMBER
  [ ] FULL
  [ ] LIMITED BECAUSE OF:                        --------------------------------------------
                                                 CEDING COMPANY POLICY DATE

---------------------------------------------------------------------------------------------
REMARKS

Dated this       day of                  year
           -----        ----------------      -------   -------------------------------------
                                                                 The Ceding Company

                                                 By
                                                    -----------------------------------------

---------------------------------------------------------------------------------------------

REINSURANCE NOT REQUIRED:   [ ] NOT PROCEEDED WITH        [ ] REINSURANCE PLACED ELSEWHERE
                            [ ] POLICY NOT TAKEN          [ ] OTHER
                                                                   --------------------------
                            [ ] ISSUED WITHIN RETENTION
                                                          -----------------------------------

Dated this              of         year          By
           ------------    -------      --------    -----------------------------------------

                                    EXHIBIT 7

                                DEATH CLAIM FORM

                                   (Attached)

                                                              [LOGO] Canada Life

REINSURANCE DEATH CLAIM                                       [LOGO] CANADA LIFE

Please send original to Canada Life Assurance Company, 1901 Scarth Street, Regina, Saskatchewan S4P 4L4.

Retain part 2 for your records.

Complete all sections to expedite processing.

-----------------------------------------------------------------------------------------------
FROM                                    ADDRESS

-----------------------------------------------------------------------------------------------
INSURED NAME                            PLAN               DATE OF BIRTH        DATE OF DEATH
                                                        Month   Day   Year   Month   Day   Year

-----------------------------------------------------------------------------------------------
CAUSE OF DEATH         CONTESTABLE      PLAN / TREATY   RATING               [ ] Smoker
                       [ ] Yes [ ] No                                        [ ] Non Smoker
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                         LIST ALL POLICIES HELD FOR THE INSURED
-----------------------------------------------------------------------------------------------------------------------
    CEDING                                         FACE AMOUNT     CEDING       DATE OF LAST           CANADA LIFE
   COMPANY      CANADA LIFE      POLICY DATE         ISSUED       COMPANY      REINSTATEMENT      REINSURANCE LIABILITY
POLICY NUMBER      NUMBER     Month   Day   Year   LIFE   ADB    RETENTION   Month   Day   Year       LIFE      ADB
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

We have made payment in full: [ ] Yes [ ] No If "Yes", please enclose copy of check
We are awaiting your approval before making settlement: [ ] Yes [ ] NO
Canada Life N.A.R. Adjustment: [ ]Yes [ ] NO Change appears on (billing, statement, etc)
                -------------------------

Reason:

---------------------------------------------------------------------------------------------------
CANADA LIFE LIABILITY                            FOR ALL CLAIMS PLEASE SUBMIT THE FOLLOWING

N.A.R. LIFE (Net amount at risk) $                                           ENCLOSED:   TO FOLLOW:
                                  ------------
ADB                              $               Claimant's Statement           [ ]         [ ]
                                  ------------
Interest at           %          $               Death Certificate              [ ]         [ ]
            ----------            ------------
                           Total $               FOR CONTESTABLE CLAIMS:
                                  ------------
From                          year               Application Part I and II      [ ]         [ ]
     ----------------------       ------------
To                            year               Underwriting Papers            [ ]         [ ]
     ----------------------       ------------
Days                                             Investigation Reports          [ ]         [ ]
     ----------------------

---------------------------------------------------------------------------------------------------

REMARKS: (If there was a conversion please indicate original policy date.)

--------------------------------------------------------------------------------
DATE                                    COMPLETED BY (Please print)

--------------------------------------------------------------------------------
TITLE (Please print)                    TELEPHONE NUMBER / EXTENSION

--------------------------------------------------------------------------------

                                    EXHIBIT 8

                   SELF ADMINISTRATION REPORTING REQUIREMENTS

PERIOD REPORTING

     AUTOMATIC SUBMISSIONS

     If mutually agreed upon, automatic reinsurance amounts currently in force and applied for of up to $1,000,000 per life to age 80, or $500,000 for lives over 80, may be submitted in summary form using the format described in Exhibit 9, Bulk Reporting Form. In all other cases, the reinsurance information is to be reported on monthly statements produced by the Ceding Company's administration system and must include all pertinent data relating to the reinsured policies. Regardless of the reporting method, all issues, renewals and adjustments pertaining to the reporting month should be included, and the reporting should be accompanied by a remittance covering the transactions for the period.

     FACULTATIVE SUBMISSIONS

     All Facultative policies are to be reported on monthly statements produced by the Ceding Company's administration system and must include all pertinent data relating to the reinsured policies. All issues, renewals and adjustments pertaining to the reporting month should be included, and the reporting should be accompanied by a remittance covering the transactions for the period.

     INFORCE LISTING

     An inforce listing, on electronic medium, is required for all self-administered business. This listing should include all policies in force at the end of each quarter and should accompany the monthly/quarterly billing statements. The listing should include the following fields:

     1.   Treaty Name

     2.   Insured Name

     3.   Policy Number

     4.   Date of Birth

     5.   Sex

     6.   Issue Date

     7.   Plan Name

     8.   Pool Name

     9.   Reinsurance Type

     10.  Facultative/Automatic indicator

     11.  Underwriting Class

     12.  Smoker Status

     13.  Mortality Rating

     14.  Residence of Issue

     15.  Currency

     16.  Face Amount

     17.  Retained Amount

     18.  Life, Disability and ADB Net Amount at Risk

     19. Annual Reinsurance Premium - Basic, Benefit (Waiver & ADB separate) and Flat Extra

     20. Annual Reinsurance Allowances - Basic Benefit (Waiver & ADB separate) and Flat Extra

ANNUAL CONFIRMATION OF RESERVES

An annual confirmation of the reserves held is required in order to complete the necessary year-end financial statements. The following information is required for each block of business reported on a self-administered basis:

1.   Reinsurance Type

2.   Mortality Table

3.   Interest Rate

4.   Age Nearest/Last

5.   Reserve Method

6.   Life, Disability and ADB Policies Inforce

7.   Life, Basic, Disability and ADB Reserve

8.   Life, Exhibit 8 Miscellaneous Reserve

                                                              [LOGO] Canada Life

                                    EXHIBIT 9

                               BULK REPORTING FORM

                                   (Attached)

                                                              [LOGO] Canada Life

                        THE CANADA LIFE ASSURANCE COMPANY
                              BULK REPORTING FORM

To:  The Canada Life Assurance Company
     1901 Scarth street
     Regina, Sakatchewan
     S4P 4L4
     Attn: Life Reinsurance Administration

From:
      ----------------------------------------

      ----------------------------------------

      ----------------------------------------

      ----------------------------------------

Reporting Period From:                         To:
                       --------------------        --------------------
                             DD/MM/YY                    DD/MM/YY

Reinsurance Type:
                  -------------------------------

                                                  DISABILITY
Volumes                       LIFE                  WAIVER                     ADB
-------------------------------------------------------------------------------------------
                       No. of    Net Amount    No. of    Net Amount     No. of   Net Amount
                      Policies     At Risk    Policies    At Risk      Policies   At Risk
-------------------------------------------------------------------------------------------
Beginning Inforce
-------------------------------------------------------------------------------------------
Issues
-------------------------------------------------------------------------------------------
Reinstatements
-------------------------------------------------------------------------------------------
Lapses
-------------------------------------------------------------------------------------------
Death Claims
-------------------------------------------------------------------------------------------
Surrender
-------------------------------------------------------------------------------------------
Decreases/Increases   xxxxxx                  xxxxxx                  xxxxxx
-------------------------------------------------------------------------------------------
Conversions
-------------------------------------------------------------------------------------------
Ending Inforce
-------------------------------------------------------------------------------------------

                                             DISABILITY
                                LIFE           WAIVER          ADB           TOTAL
                             ------------   ------------   ------------   ------------
PREMIUMS
First Year
                             ------------   ------------   ------------   ------------
Renewal
                             ------------   ------------   ------------   ------------

   TOTAL
                             ============   ============   ============   ============

ALLOWANCES
First Year
                             ------------   ------------   ------------   ------------
Renewal
                             ------------   ------------   ------------   ------------

   TOTAL
                             ============   ============   ============   ============

OTHER REIMBURSEMENTS
Premium Tax - Current Year
                             ------------   ------------   ------------   ------------
              Prior Year
                             ------------   ------------   ------------   ------------
Interest
                             ------------   ------------   ------------   ------------
Administration Fees
                             ------------   ------------   ------------   ------------
Experience Refund
                             ------------   ------------   ------------   ------------

   TOTAL
                             ============   ============   ============   ============

Net Premiums Due:
                             ============   ============   ============   ============

                                   EXHIBIT 10

                                REINSURANCE RATES

Life Insurance Rates:

Reinsurance premiums shall be on an age nearest basis as per the attached set of Protplus Modified rates multiplied by the following percentages.

------------------------------------------------
UNDERWRITING CLASS                ISSUE AGES
                            --------------------
                            0-40   41-60   61-85
------------------------------------------------
Preferred No Nicotine Use   114%     99%    101%
------------------------------------------------
Standard No Nicotine Use    120%    104%    105%
------------------------------------------------
Preferred Nicotine Use      120%    101%    109%
------------------------------------------------
Standard Nicotine Use       120%    101%    109%
------------------------------------------------

Attained Age 100+:

Reinsurance premiums continue beyond age 100. The reinsurance premium for attained age 101 and higher shall be the reinsurance premium appropriate for age 100 from the Life Insurance Rates as set out above.

Underwriting Classification

For the new underwriting classification, use the following underwriting classification on the attached rates.

--------------------------------------------------------
     NEW UNDERWRITING        UNDERWRITING CLASSIFICATION
      CLASSIFICATION              ON ATTACHED RATES
--------------------------------------------------------
Preferred No Nicotine Use        Preferred NonSmoker
--------------------------------------------------------
Standard No Nicotine Use         Standard NonSmoker
--------------------------------------------------------
  Preferred Nicotine Use          Preferred Smoker
--------------------------------------------------------
  Standard Nicotine Use            Standard Smoker
--------------------------------------------------------

                                                              [LOGO] Canada Life

MALE STANDARD NONSMOKER

Age\Dur      1           2          3          4          5          6          7          8
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.002487   0.000601   0.000413   0.000335   0.000291   0.000281   0.000258   0.000251
   1      0.000595   0.000394   0.000331   0.000281   0.000270   0.000230   0.000220   0.000220
   2      0.000350   0.000316   0.000278   0.000263   0.000230   0.000220   0.000210   0.000213
   3      0.000315   0.000267   0.000250   0.000230   0.000220   0.000200   0.000209   0.000210
   4      0.000266   0.000250   0.000230   0.000220   0.000200   0.000205   0.000206   0.000214
   5      0.000250   0.000226   0.000220   0.000200   0.000199   0.000203   0.000210   0.000231
   6      0.000227   0.000217   0.000200   0.000195   0.000198   0.000207   0.000228   0.000299
   7      0.000190   0.000200   0.000195   0.000194   0.000202   0.000225   0.000295   0.000376
   8      0.000180   0.000191   0.000196   0.000200   0.000221   0.000294   0.000374   0.000494
   9      0.000190   0.000190   0.000201   0.000218   0.000288   0.000371   0.000490   0.000606
  10      0.000180   0.000194   0.000218   0.000282   0.000362   0.000485   0.000599   0.000718
  11      0.000194   0.000209   0.000281   0.000352   0.000468   0.000586   0.000700   0.000803
  12      0.000208   0.000268   0.000348   0.000453   0.000562   0.000680   0.000778   0.000856
  13      0.000268   0.000334   0.000448   O.000545   0.000654   0.000757   0.000829   0.000859
  14      0.000332   0.000428   0.000538   0.000633   0.000727   0.000807   0.000834   0.000727
  15      0.000425   0.000515   0.000620   0.000692   0.000757   0.000806   0.000710   0.000684
  16      0.000515   0.000597   0.000663   0.000706   0.000749   0.000685   0.000670   0.000653
  17      0.000592   0.000634   0.000680   0.000702   0.000652   0.000644   0.000632   0.000619
  18      0.000609   0.000638   0.000700   0.000697   0.000706   0.000678   0.000670   0.000664
  19      0.000582   0.000618   0.000648   0.000651   0.000649   0.000621   0.000615   0.000608
  20      0.000542   0.000587   0.000604   0.000602   0.000592   0.000554   0.000560   0.000555
  21      0.000476   0.000535   0.000565   0.000568   0.000561   0.000534   0.000561   0.000574
  22      0.000416   0.000474   0.000507   0.000507   0.000499   0.000488   0.000502   0.000518
  23      0.000370   0.000417   0.000450   0.000450   0.000451   0.000441   0.000456   0.000471
  24      0.000321   0.000362   0.000392   0.000404   0.000405   0.000404   0.000413   0.000435
  25      0.000286   0.000319   0.000354   0.000366   0.000379   0.000378   0.000394   0.000423
  26      0.000264   0.000298   0.000328   0.000345   0.000363   0.000374   0.000397   0.000427
  27      0.000258   0.000282   0.000313   0.000335   0.000360   0.000381   0.000410   0.000447
  28      0.000256   0.000282   0.000308   0.000337   0.000366   0.000394   0.000429   0.000483
  29      0.000264   0.000286   0.000314   0.000348   0.000384   0.000418   0.000471   0.000526
  30      0.000269   0.000296   0.000329   0.000360   0.000402   0.000453   0.000502   0.000578
  31      0.000272   0.000307   0.000337   0.000377   0.000426   0.000475   0.000543   0.000618
  32      0.000274   0.000311   0.000350   0.000396   0.000444   0.000507   0.000582   0.000668
  33      0.000269   0.000313   0.000360   0.000410   0.000474   0.000539   0.000625   0.000717
  34      0.000257   0.000312   0.000363   0.000426   0.000494   0.000568   0.000658   0.000758
  35      0.000259   0.000318   0.000383   0.000455   0.000531   0.000613   0.000710   0.000825
  36      0.000261   0.000337   0.000412   0.000496   0.000584   0.000674   0.000789   0.000914
  37      0.000276   0.000359   0.000448   0.000545   0.000645   0.000748   0.000873   0.001010
  38      0.000296   0.000392   0.000497   0.000604   0.000716   0.000829   0.000963   0.001122
  39      0.000322   0.000437   0.000552   0.000672   0.000793   0.000917   0.001069   0.001252
  40      0.000354   0.000485   0.000616   0.000751   0.000876   0.001014   0.001191   0.001392
  41      0.000386   0.000535   0.000686   0.000830   0.000972   0.001128   0.001317   0.001537
  42      0.000420   0.000589   0.000752   0.000914   0.001078   0.001247   0.001455   0.001697
  43      0.000454   0.000638   0.000821   0.001004   0.001185   0.001372   0.001597   0.001860
  44      0.000487   0.000690   0.000896   0.001099   0.001293   0.001498   0.001743   0.002025
  45      0.000525   0.000750   0.000976   0.001201   0.001414   0.001637   0.001903   0.002215
  46      0.000567   0.000810   0.001059   0.001313   0.001553   0.001796   0.002094   0.002430
  47      0.000610   0.000882   0.001158   0.001440   0.001717   0.001992   0.002311   0.002685
  48      0.000652   0.000961   0.001272   0.001585   0.001915   0.002224   0.002581   0.003005
  49      0.000699   0.001048   0.001397   0.001760   0.002133   0.002490   0.002908   0.003384
  50      0.000748   0.001146   0.001542   0.001944   0.002365   0.002785   0.003264   0.003800
  51      0.000799   0.001255   0.001697   0.002142   0.002614   0.003094   0.003633   0.004223
  52      0.000859   0.001370   0.001860   0.002355   0.002868   0.003398   0.003988   0.004653
  53      0.000921   0.001490   0.002035   0.002568   0.003122   0.003679   0.004332   0.005055
  54      0.000993   0.001621   0.002214   0.002788   0.003373   0.003966   0.004657   0.005438
  55      0.001074   0.001767   0.002415   0.003023   0.003650   0.004265   0.004988   0.005825
  56      0.001170   0.001932   0.002637   0.003302   0.003952   0.004587   0.005356   0.006259
  57      0.001288   0.002126   0.002908   0.003622   0.004290   0.004966   0.005795   0.006763
  58      0.001425   0.002367   0.003231   0.003997   0.004704   0.005441   0.006334   0.007359
  59      0.001595   0.002650   0.003602   0.004434   0.005211   0.006014   0.006969   0.008047
  60      0.001788   0.002963   0.004015   0.004925   0.005799   0.006660   0.007683   0.008825
  61      0.002010   0.003300   0.004456   0.005466   0.006429   0.007357   0.008457   0.009679
  62      0.002261   0.003651   0.004911   0.006040   0.007074   0.008087   0.009273   0.010603
  63      0.002543   0.004058   0.005418   0.006640   0.007732   0.008814   0.010094   0.011551
  64      0.002862   0.004536   0.005992   0.007270   0.008414   0.009565   0.010942   0.012528
  65      0.003217   0.005042   0.006603   0.007919   0.009141   0.010377   0.011866   0.013639
  66      0.003602   0.005545   0.007199   0.008584   0.009923   0.011283   0.012954   0.014965
  67      0.004031   0.006002   0.007730   0.009262   0.010774   0.012339   0.014261   0.016602
  68      0.004497   0.006423   0.008218   0.009941   0.011710   0.013575   0.015878   0.018619
  69      0.005006   0.006847   0.008698   0.010641   0.012731   0.015012   0.017784   0.021060
  70      0.005557   0.007256   0.009176   0.011347   0.013835   0.016601   0.019983   0.023897
  71      0.006105   0.007976   0.010078   0.012458   0.015156   0.018180   0.021883   0.026160
  72      0.006711   0.008759   0.011065   0.013653   0.016603   0.019913   0.023962   0.028631
  73      0.007361   0.009605   0.012111   0.014935   0.018159   0.021773   0.026183   0.031292
  74      0.007942   0.010342   0.013032   0.016069   0.019534   0.023412   0.028158   0.033646
  75      0.008398   0.010929   0.013772   0.016979   0.020630   0.024725   0.029734   0.035511
  76      0.008775   0.011419   0.014386   0.017728   0.021540   0.025814   0.031026   0.037042
  77      0.009160   0.011917   0.015007   0.018494   0.022468   0.026910   0.032336   0.038592
  78      0.009755   0.012686   0.015976   0.019685   0.023901   0.028619   0.034377   0.041014
  79      0.010630   0.013824   0.017407   0.021436   0.026020   0.031147   0.037399   0.044600
  80      0.011533   0.014996   0.018872   0.023234   0.028193   0.033735   0.040490   0.048270
  81      0.012714   0.016525   0.020764   0.025655   0.031150   0.036841   0.044716   0.053190
  82      0.014010   0.018182   0.022927   0.028347   0.034018   0.040686   0.049274   0.057176
  83      0.015415   0.020076   0.025333   0.030956   0.037568   0.044833   0.052967   0.060466
  84      0.017021   0.022182   0.027665   0.034187   0.041399   0.048193   0.056015   0.062628
  85      0.018806   0.024225   0.030553   0.037672   0.044500   0.050967   0.058018   0.064805

Age\Dur       9         10         11         12         13         14         15        Ult.
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.000236   0.000225   0.000225   0.000231   0.000254   0.000331   0.000422   0.000558
   1      0.000218   0.000221   0.000227   0.000248   0.000324   0.000412   0.000544   0.000675
   2      0.000215   0.000223   0.000244   0.000318   0.000404   0.000533   0.000659   0.000791
   3      0.000218   0.000241   0.000313   0.000397   0.000523   0.000647   0.000775   0.000891
   4      0.000235   0.000310   0.000392   0.000515   0.000636   0.000761   0.000874   0.000966
   5      0.000304   0.000388   0.000510   0.000628   0.000750   0.000860   0.000949   0.000991
   6      0.000381   0.000506   0.000622   0.000742   0.000849   0.000936   0.000976   0.000824
   7      0.000497   0.000619   0.000736   0.000842   0.000926   0.000964   0.000819   0.000790
   8      0.000612   0.000736   0.000839   0.000921   0.000957   0.000817   0.000787   0.000768
   9      0.000728   0.000838   0.000919   0.000952   0.000818   0.000786   0.000767   0.000753
  10      0.000826   0.000916   0.000948   0.000820   0.000788   0.000767   0.000752   0.000725
  11      0.000886   0.000925   0.000804   0.000770   0.000746   0.000729   0.000702   0.000682
  12      0.000890   0.000786   0.000750   0.000725   0.000706   0.000677   0.000655   0.000624
  13      0.000753   0.000731   0.000703   0.000682   0.000651   0.000627   0.000595   0.000602
  14      0.000704   0.000690   0.000667   0.000633   0.000608   0.000575   0.000580   0.000582
  15      0.000669   0.000652   0.000623   0.000595   0.000560   0.000562   0.000561   0.000558
  16      0.000635   0.000618   0.000584   0.000553   0.000553   0.000551   0.000545   0.000544
  17      0.000601   0.000585   0.000553   0.000552   0.000548   0.000541   0.000539   0.000525
  18      0.000657   0.000653   0.000607   0.000606   0.000596   0.000590   0.000576   0.000554
  19      0.000610   0.000609   0.000575   0.000578   0.000578   0.000578   0.000565   0.000554
  20      0.000561   0.000574   0.000540   0.000552   0.000553   0.000558   0.000559   0.000560
  21      0.000605   0.000635   0.000605   0.000599   0.000592   0.000588   0.000592   0.000573
  22      0.000545   0.000584   0.000572   0.000565   0.000572   0.000587   0.000593   0.000597
  23      0.000500   0.000545   0.000545   0.000547   0.000574   0.000593   0.000612   0.000631
  24      0.000470   0.000514   0.000533   0.000547   0.000578   0.000617   0.000643   0.000673
  25      0.000458   0.000508   0.000541   0.000563   0.000614   0.000659   0.000693   0.000732
  26      0.000469   0.000531   0.000564   0.000611   0.000659   0.000716   0.000761   0.000805
  27      0.000503   0.000565   0.000613   0.000662   0.000721   0.000785   0.000840   0.000887
  28      0.000540   0.000619   0.000665   0.000721   0.000784   0.000858   0.000921   0.000979
  29      0.000600   0.000690   0.000742   0.000797   0.000864   0.000941   0.001011   0.001078
  30      0.000660   0.000760   0.000815   0.000877   0.000949   0.001031   0.001105   0.001197
  31      0.000717   0.000824   0.000887   0.000957   0.001036   0.001124   0.001217   0.001331
  32      0.000772   0.000891   0.000963   0.001046   0.001131   0.001238   0.001354   0.001487
  33      0.000829   0.000960   0.001045   0.001134   0.001246   0.001379   0.001514   0.001669
  34      0.000877   0.001013   0.001111   0.001224   0.001368   0.001527   0.001688   0.001885
  35      0.000955   0.001095   0.001213   0.001353   0.001519   0.001706   0.001894   0.002128
  36      0.001051   0.001211   0.001350   0.001507   0.001697   0.001913   0.002128   0.002379
  37      0.001167   0.001350   0.001503   0.001678   0.001891   0.002134   0.002381   0.002642
  38      0.001303   0.001506   0.001670   0.001862   0.002093   0.002366   0.002664   0.002931
  39      0.001454   0.001675   0.001854   0.002062   0.002315   0.002629   0.002966   0.003263
  40      0.001615   0.001868   0.002057   0.002279   0.002567   0.002906   0.003300   0.003671
  41      0.001791   0.002070   0.002279   0.002535   0.002841   0.003224   0.003683   0.004153
  42      0.001977   0.002288   0.002535   0.002818   0.003160   0.003594   0.004113   0.004691
  43      0.002158   0.002529   0.002807   0.003138   0.003536   0.004015   0.004593   0.005263
  44      0.002354   0.002774   0.003110   0.003505   0.003960   0.004493   0.005116   0.005901
  45      0.002564   0.003048   0.003453   0.003911   0.004433   0.005020   0.005726   0.006566
  46      0.002818   0.003363   0.003829   0.004356   0.004949   0.005628   0.006400   0.007286
  47      0.003148   0.003731   0.004251   0.004838   0.005532   0.006296   0.007146   0.008092
  48      0.003537   0.004154   0.004710   0.005382   0.006160   0.007016   0.007979   0.009032
  49      0.003968   0.004624   0.005238   0.005969   0.006829   0.007805   0.008904   0.010104
  50      0.004417   0.005151   0.005801   0.006595   0.007556   0.008662   0.009921   0.011278
  51      0.004903   0.005704   0.006416   0.007310   0.008403   0.009695   0.011157   0.012752
  52      0.005392   0.006269   0.007089   0.008124   0.009407   0.010921   0.012658   0.014567
  53      0.005873   0.006838   0.007782   0.008968   0.010415   0.012123   0.014117   0.016322
  54      0.006352   0.007430   0.008537   0.009922   0.011584   0.013551   0.015865   0.018397
  55      0.006855   0.008055   0.009323   0.010902   0.012778   0.014980   0.017597   0.020390
  56      0.007383   0.008720   0.010174   0.011972   0.014083   0.016559   0.019527   0.022770
  57      0.007944   0.009448   0.011078   0.013075   0.015415   0.018160   0.021443   0.025164
  58      0.008584   0.010256   0.012057   0.014266   0.016873   0.019931   0.023603   0.027725
  59      0.009347   0.011152   0.013154   0.015626   0.018586   0.022111   0.026295   0.030997
  60      0.010223   0.012147   0.014326   0.017029   0.020337   0.024292   0.028978   0.034154
  61      0.011194   0.013251   0.015655   0.018678   0.022424   0.026962   0.032225   0.038174
  62      0.012257   0.014477   0.017100   0.020411   0.024581   0.029576   0.035410   0.042085
  63      0.013362   0.015788   0.018698   0.022416   0.027075   0.032724   0.039308   0.047020
  64      0.014545   0.017198   0.020446   0.024569   0.029809   0.036167   0.043570   0.052385
  65      0.015895   0.018828   0.022398   0.027000   0.032852   0.039966   0.048239   0.058087
  66      0.017523   0.020736   0.024700   0.029809   0.036286   0.044153   0.053357   0.064037
  67      0.019500   0.023074   0.027472   0.033091   0.040176   0.048802   0.058961   0.070565
  68      0.021963   0.025954   0.030821   0.036928   0.044601   0.053945   0.065057   0.077639
  69      0.024926   0.029391   0.034746   0.041346   0.049560   0.059565   0.071664   0.085730
  70      0.028363   0.033345   0.039248   0.046319   0.055029   0.065684   0.078798   0.094724
  71      0.031037   0.036495   0.043053   0.050894   0.060570   0.072406   0.086983   0.103445
  72      0.033975   0.039938   0.047318   0.056172   0.067096   0.080482   0.096690   0.114242
  73      0.037124   0.043614   0.051917   0.061876   0.074178   0.089248   0.106212   0.125888
  74      0.039893   0.046859   0.055887   0.066730   0.080123   0.096314   0.113909   0.135320
  75      0.042095   0.049423   0.059069   0.070651   0.084958   0.101419   0.120207   0.143109
  76      0.043892   0.051518   0.061546   0.073586   0.088345   0.104951   0.124466   0.148226
  77      0.045713   0.053631   0.064049   0.076453   0.091748   0.108527   0.128756   0.153376
  78      0.048560   0.056952   0.067904   0.081021   0.096908   0.114261   0.135651   0.161543
  79      0.052789   0.061809   0.073664   0.087884   0.104085   0.122869   0.145894   0.173928
  80      0.057037   0.066756   0.079551   0.094858   0.111395   0.131523   0.156343   0.186544
  81      0.061311   0.070598   0.082395   0.098154   0.117326   0.141607   0.167684   0.205199
  82      0.064840   0.073122   0.085258   0.103380   0.126321   0.151879   0.184452   0.225718
  83      0.067158   0.075663   0.089798   0.111307   0.135484   0.167067   0.202897   0.248290
  84      0.069492   0.079691   0.096683   0.119381   0.149033   0.183773   0.223187   0.273119
  85      0.073192   0.085802   0.103695   0.131319   0.163936   0.202151   0.245506   0.300431

MALE PREFERRED NONSMOKER

Age\Dur      1          2          3          4          5          6          7          8
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.002487   0.000601   0.000413   0.000335   0.000291   0.000281   0.000258   0.000251
   1      0.000595   0.000394   0.000331   0.000281   0.000270   0.000230   0.000220   0.000220
   2      0.000350   0.000316   0.000278   0.000263   0.000230   0.000220   0.000210   0.000213
   3      0.000315   0.000267   0.000250   0.000230   0.000220   0.000200   0.000209   0.000210
   4      0.000266   0.000250   0.000230   0.000220   0.000200   0.000205   0.000206   0.000214
   5      0.000250   0.000226   0.000220   0.000200   0.000199   0.000203   0.000210   0.000231
   6      0.000227   0.000217   0.000200   0.000195   0.000198   0.000207   0.000228   0.000299
   7      0.000190   0.000200   0.000195   0.000194   0.000202   0.000225   0.000295   0.000376
   8      0.000180   0.000191   0.000196   0.000200   0.000221   0.000294   0.000374   0.000494
   9      0.000190   0.000190   0.000201   0.000218   0.000288   0.000371   0.000490   0.000606
  10      0.000180   0.000194   0.000218   0.000282   0.000362   0.000485   0.000599   0.000718
  11      0.000194   0.000209   0.000281   0.000352   0.000468   0.000586   0.000700   0.000803
  12      0.000208   0.000268   0.000348   0.000453   0.000562   0.000680   0.000778   0.000856
  13      0.000268   0.000334   0.000448   0.000545   0.000654   0.000757   0.000829   0.000859
  14      0.000332   0.000428   0.000538   0.000633   0.000727   0.000807   0.000834   0.000727
  15      0.000425   0.000515   0.000620   0.000692   0.000757   0.000806   0.000710   0.000684
  16      0.000515   0.000597   0.000663   0.000706   0.000749   0.000685   0.000670   0.000653
  17      0.000592   0.000634   0.000680   0.000702   0.000652   0.000644   0.000632   0.000619
  18      0.000609   0.000638   0.000700   0.000518   0.000534   0.000527   0.000507   0.000489
  19      0.000582   0.000618   0.000490   0.000484   0.000491   0.000482   0.000465   0.000448
  20      0.000542   0.000422   0.000456   0.000448   0.000448   0.000431   0.000423   0.000409
  21      0.000349   0.000385   0.000427   0.000423   0.000424   0.000415   0.000424   0.000423
  22      0.000305   0.000340   0.000383   0.000376   0.000378   0.000380   0.000379   0.000381
  23      0.000271   0.000300   0.000340   0.000334   0.000341   0.000343   0.000345   0.000347
  24      0.000235   0.000260   0.000297   0.000300   0.000307   0.000314   0.000312   0.000320
  25      0.000209   0.000229   0.000268   0.000272   0.000287   0.000294   0.000298   0.000311
  26      0.000194   0.000214   0.000248   0.000257   0.000274   0.000291   0.000300   0.000314
  27      0.000189   0.000203   0.000237   0.000249   0.000272   0.000296   0.000310   0.000329
  28      0.000188   0.000203   0.000233   0.000250   0.000277   0.000306   0.000325   0.000356
  29      0.000194   0.000206   0.000238   0.000259   0.000290   0.000325   0.000356   0.000388
  30      0.000197   0.000213   0.000249   0.000268   0.000304   0.000351   0.000379   0.000425
  31      0.000199   0.000221   0.000255   0.000281   0.000322   0.000369   0.000411   0.000455
  32      0.000201   0.000224   0.000264   0.000294   0.000336   0.000393   0.000440   0.000492
  33      0.000197   0.000225   0.000273   0.000305   0.000358   0.000419   0.000472   0.000528
  34      0.000188   0.000224   0.000274   0.000316   0.000374   0.000441   0.000497   0.000558
  35      0.000190   0.000229   0.000289   0.000339   0.000401   0.000476   0.000537   0.000607
  36      0.000191   0.000242   0.000311   0.000368   0.000441   0.000524   0.000597   0.000673
  37      0.000202   0.000258   0.000339   0.000405   0.000487   0.000581   0.000659   0.000743
  38      0.000217   0.000282   0.000376   0.000449   0.000542   0.000644   0.000728   0.000827
  39      0.000236   0.000314   0.000418   0.000500   0.000600   0.000712   0.000809   0.000922
  40      0.000260   0.000349   0.000466   0.000558   0.000663   0.000788   0.000900   0.001025
  41      0.000283   0.000385   0.000519   0.000617   0.000735   0.000877   0.000995   0.001132
  42      0.000308   0.000424   0.000568   0.000679   0.000815   0.000969   0.001100   0.001250
  43      0.000333   0.000458   0.000621   0.000747   0.000896   0.001065   0.001207   0.001370
  44      0.000357   0.000496   0.000678   0.000817   0.000978   0.001164   0.001318   0.001491
  45      0.000385   0.000539   0.000738   0.000893   0.001069   0.001272   0.001439   0.001631
  46      0.000416   0.000583   0.000801   0.000976   0.001175   0.001395   0.001583   0.001789
  47      0.000447   0.000634   0.000876   0.001070   0.001298   0.001547   0.001747   0.001977
  48      0.000478   0.000691   0.000961   0.001179   0.001449   0.001727   0.001951   0.002213
  49      0.000513   0.000753   0.001056   0.001308   0.001613   0.001934   0.002198   0.002491
  50      0.000548   0.000824   0.001166   0.001445   0.001789   0.002163   0.002468   0.002798
  51      0.000586   0.000902   0.001283   0.001592   0.001977   0.002403   0.002747   0.003109
  52      0.000630   0.000985   0.001407   0.001751   0.002169   0.002639   0.003015   0.003426
  53      0.000676   0.001071   0.001539   0.001909   0.002361   0.002858   0.003275   0.003722
  54      0.000728   0.001165   0.001675   0.002073   0.002551   0.003080   0.003521   0.004004
  55      0.000787   0.001270   0.001826   0.002247   0.002760   0.003313   0.003771   0.004289
  56      0.000858   0.001389   0.001994   0.002454   0.002989   0.003563   0.004049   0.004609
  57      0.000944   0.001528   0.002199   0.002692   0.003244   0.003857   0.004381   0.004980
  58      0.001045   0.001702   0.002444   0.002971   0.003558   0.004226   0.004789   0.005419
  59      0.001169   0.001905   0.002725   0.003296   0.003941   0.004671   0.005268   0.005925
  60      0.001311   0.002130   0.003036   0.003661   0.004385   0.005173   0.005808   0.006498
  61      0.001474   0.002372   0.003370   0.004063   0.004862   0.005714   0.006393   0.007127
  62      0.001658   0.002625   0.003715   0.004490   0.005349   0.006281   0.007010   0.007808
  63      0.001864   0.002918   0.004098   0.004936   0.005847   0.006846   0.007631   0.008506
  64      0.002098   0.003261   0.004532   0.005404   0.006363   0.007429   0.008272   0.009225
  65      0.002358   0.003625   0.004994   0.005886   0.006912   0.008061   0.008970   0.010043
  66      0.002640   0.003987   0.005444   0.006381   0.007504   0.008764   0.009793   0.011019
  67      0.002954   0.004315   0.005846   0.006885   0.008148   0.009584   0.010781   0.012225
  68      0.003296   0.004618   0.006215   0.007390   0.008856   0.010543   0.012004   0.013710
  69      0.003670   0.004923   0.006579   0.007910   0.009627   0.011660   0.013445   0.015507
  70      0.004073   0.005217   0.006940   0.008435   0.010462   0.012894   0.015107   0.017596
  71      0.004476   0.005734   0.007622   0.009261   0.011462   0.014121   0.016543   0.019264
  72      0.004919   0.006297   0.008369   0.010148   0.012556   0.015466   0.018115   0.021083
  73      0.005395   0.006905   0.009159   0.011101   0.013733   0.016911   0.019795   0.023042
  74      0.005822   0.007435   0.009856   0.011944   0.014773   0.018184   0.021287   0.024776
  75      0.006156   0.007858   0.010416   0.012621   0.015601   0.019204   0.022479   0.026149
  76      0.006432   0.008209   0.010880   0.013177   0.016289   0.020050   0.023456   0.027277
  77      0.006715   0.008567   0.011350   0.013747   0.016991   0.020902   0.024446   0.028418
  78      0.007150   0.009120   0.012083   0.014633   0.018074   0.022229   0.025989   0.030201
  79      0.007792   0.009939   0.013165   0.015934   0.019677   0.024192   0.028274   0.032842
  80      0.008454   0.010781   0.014273   0.017271   0.021320   0.026202   0.030610   0.035544
  81      0.009320   0.011880   0.015704   0.019071   0.023557   0.028285   0.033401   0.038747
  82      0.010270   0.013071   0.017341   0.021072   0.025429   0.030864   0.036411   0.041342
  83      0.011300   0.014433   0.019160   0.022747   0.027747   0.033645   0.038849   0.043484
  84      0.012477   0.015947   0.020683   0.024821   0.030248   0.035898   0.040862   0.044891
  85      0.013786   0.017215   0.022568   0.027057   0.032274   0.037758   0.042184   0.046308

Age\Dur       9         10         11         12         13         14         15        Ult.
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.000236   0.000225   0.000225   0.000231   0.000254   0.000331   0.000422   0.000558
   1      0.000218   0.000221   0.000227   0.000248   0.000324   0.000412   0.000544   0.000675
   2      0.000215   0.000223   0.000244   0.000318   0.000404   0.000533   0.000659   0.000791
   3      0.000218   0.000241   0.000313   0.000397   0.000523   0.000647   0.000775   0.000891
   4      0.000235   0.000310   0.000392   0.000515   0.000636   0.000761   0.000874   0.000966
   5      0.000304   0.000388   0.000510   0.000628   0.000750   0.000860   0.000949   0.000991
   6      0.000381   0.000506   0.000622   0.000742   0.000849   0.000936   0.000976   0.000824
   7      0.000497   0.000619   0.000736   0.000842   0.000926   0.000964   0.000819   0.000790
   8      0.000612   0.000736   0.000839   0.000921   0.000957   0.000817   0.000787   0.000768
   9      0.000728   0.000838   0.000919   0.000952   0.000818   0.000786   0.000767   0.000753
  10      0.000826   0.000916   0.000948   0.000820   0.000788   0.000767   0.000752   0.000725
  11      0.000886   0.000925   0.000804   0.000770   0.000746   0.000729   0.000702   0.000682
  12      0.000890   0.000786   0.000750   0.000725   0.000706   0.000677   0.000655   0.000624
  13      0.000753   0.000731   0.000703   0.000682   0.000651   0.000627   0.000595   0.000602
  14      0.000704   0.000690   0.000667   0.000633   0.000608   0.000575   0.000580   0.000582
  15      0.000669   0.000652   0.000623   0.000595   0.000560   0.000562   0.000561   0.000558
  16      0.000635   0.000618   0.000584   0.000553   0.000553   0.000551   0.000545   0.000544
  17      0.000601   0.000585   0.000553   0.000552   0.000548   0.000541   0.000539   0.000525
  18      0.000472   0.000457   0.000437   0.000449   0.000455   0.000464   0.000467   0.000463
  19      0.000438   0.000427   0.000414   0.000429   0.000441   0.000455   0.000458   0.000463
  20      0.000402   0.000402   0.000389   0.000409   0.000422   0.000439   0.000453   0.000468
  21      0.000434   0.000444   0.000436   0.000445   0.000452   0.000462   0.000480   0.000479
  22      0.000391   0.000409   0.000412   0.000419   0.000437   0.000461   0.000480   0.000498
  23      0.000359   0.000381   0.000392   0.000406   0.000439   0.000466   0.000496   0.000527
  24      0.000338   0.000360   0.000384   0.000406   0.000441   0.000485   0.000521   0.000562
  25      0.000329   0.000355   0.000390   0.000418   0.000468   0.000518   0.000561   0.000611
  26      0.000336   0.000372   0.000406   0.000453   0.000503   0.000563   0.000617   0.000672
  27      0.000361   0.000396   0.000441   0.000491   0.000550   0.000617   0.000681   0.000740
  28      0.000388   0.000434   0.000479   0.000535   0.000598   0.000674   0.000746   0.000818
  29      0.000431   0.000483   0.000534   0.000590   0.000660   0.000740   0.000819   0.000900
  30      0.000474   0.000532   0.000587   0.000650   0.000724   0.000810   0.000896   0.001000
  31      0.000515   0.000576   0.000638   0.000709   0.000791   0.000884   0.000986   0.001112
  32      0.000555   0.000624   0.000694   0.000775   0.000864   0.000973   0.001097   0.001242
  33      0.000595   0.000672   0.000752   0.000841   0.000951   0.001084   0.001227   0.001394
  34      0.000630   0.000709   0.000800   0.000907   0.001045   0.001201   0.001368   0.001574
  35      0.000686   0.000767   0.000874   0.001003   0.001160   0.001341   0.001535   0.001777
  36      0.000754   0.000848   0.000973   0.001117   0.001296   0.001504   0.001724   0.001987
  37      0.000837   0.000945   0.001083   0.001244   0.001443   0.001678   0.001929   0.002207
  38      0.000935   0.001054   0.001202   0.001381   0.001599   0.001860   0.002158   0.002448
  39      0.001043   0.001173   0.001336   0.001529   0.001768   0.002067   0.002403   0.002725
  40      0.001159   0.001307   0.001482   0.001690   0.001960   0.002285   0.002674   0.003066
  41      0.001285   0.001449   0.001641   0.001880   0.002169   0.002535   0.002985   0.003468
  42      0.001419   0.001601   0.001826   0.002090   0.002413   0.002826   0.003333   0.003918
  43      0.001549   0.001770   0.002022   0.002327   0.002700   0.003157   0.003721   0.004396
  44      0.001689   0.001942   0.002240   0.002599   0.003023   0.003533   0.004145   0.004929
  45      0.001840   0.002134   0.002487   0.002900   0.003385   0.003948   0.004640   0.005484
  46      0.002022   0.002354   0.002758   0.003230   0.003779   0.004425   0.005186   0.006085
  47      0.002259   0.002612   0.003062   0.003587   0.004224   0.004951   0.005791   0.006759
  48      0.002539   0.002908   0.003392   0.003991   0.004703   0.005517   0.006465   0.007544
  49      0.002848   0.003237   0.003773   0.004426   0.005214   0.006138   0.007215   0.008440
  50      0.003170   0.003606   0.004179   0.004890   0.005769   0.006812   0.008039   0.009420
  61      0.003519   0.003993   0.004622   0.005420   0.006416   0.007624   0.009041   0.010651
  52      0.003870   0.004388   0.005107   0.006024   0.007182   0.008588   0.010256   0.012167
  53      0.004216   0.004787   0.005606   0.006649   0.007951   0.009534   0.011440   0.013633
  54      0.004559   0.005200   0.006150   0.007357   0.008844   0.010657   0.012856   0.015366
  55      0.004920   0.005638   0.006716   0.008084   0.009756   0.011780   0.014259   0.017032
  56      0.005299   0.006104   0.007328   0.008877   0.010752   0.013022   0.015823   0.019019
  57      0.005702   0.006614   0.007980   0.009695   0.011769   0.014282   0.017375   0.021018
  58      0.006160   0.007179   0.008685   0.010578   0.012883   0.015675   0.019126   0.023158
  59      0.006709   0.007807   0.009475   0.011586   0.014190   0.017389   0.021308   0.025891
  60      0.007337   0.008503   0.010320   0.012626   0.015527   0.019104   0.023482   0.028527
  61      0.008035   0.009276   0.011276   0.013849   0.017120   0.021203   0.026113   0.031885
  62      0.008798   0.010133   0.012318   0.015135   0.018767   0.023259   0.028693   0.035152
  63      0.009591   0.011052   0.013469   0.016621   0.020671   0.025735   0.031853   0.039274
  64      0.010439   0.012039   0.014728   0.018217   0.022759   0.028443   0.035306   0.043756
  65      0.011408   0.013180   0.016134   0.020020   0.025082   0.031431   0.039089   0.048518
  66      0.012577   0.014515   0.017792   0.022103   0.027704   0.034723   0.043236   0.053488
  67      0.013995   0.016152   0.019788   0.024536   0.030674   0.038379   0.047777   0.058940
  68      0.015764   0.018168   0.022201   0.027381   0.034052   0.042424   0.052717   0.064849
  69      0.017890   0.020574   0.025029   0.030657   0.037839   0.046843   0.058071   0.071608
  70      0.020357   0.023342   0.028272   0.034345   0.042014   0.051655   0.063852   0.079120
  71      0.022276   0.025547   0.031013   0.037737   0.046245   0.056942   0.070484   0.085409
  72      0.024385   0.027957   0.034084   0.041650   0.051227   0.063292   0.078578   0.093196
  73      0.026645   0.030530   0.037397   0.045880   0.056635   0.070186   0.085372   0.101594
  74      0.028632   0.032802   0.040258   0.049478   0.061173   0.075922   0.090758   0.108398
  75      0.030212   0.034596   0.042550   0.052387   0.064865   0.080170   0.095164   0.114014
  76      0.031502   0.036062   0.044334   0.054563   0.067450   0.082568   0.098114   0.117704
  77      0.032809   0.037541   0.046137   0.056688   0.070049   0.084997   0.101145   0.121419
  78      0.034853   0.039867   0.048913   0.060075   0.074226   0.088890   0.105969   0.127309
  79      0.037887   0.043266   0.053063   0.065164   0.080154   0.094735   0.113136   0.136241
  80      0.040937   0.046729   0.057303   0.070350   0.084973   0.100611   0.120446   0.145339
  81      0.043679   0.049150   0.059158   0.072570   0.089095   0.107670   0.128489   0.159873
  82      0.045942   0.050741   0.061025   0.076091   0.095346   0.114860   0.141338   0.175861
  83      0.047428   0.052342   0.063985   0.081429   0.101713   0.126346   0.155473   0.193447
  84      0.048925   0.054881   0.068474   0.086867   0.111884   0.138981   0.171020   0.212791
  85      0.051299   0.058732   0.073047   0.095554   0.123073   0.152879   0.188121   0.234070

MALE STANDARD SMOKER

Age\Dur       1          2          3          4          5          6          7          8
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.002487   0.000601   0.000413   0.000335   0.000291   0.000281   0.000258   0.000251
   1      0.000595   0.000394   0.000331   0.000281   0.000270   0.000230   0.000220   0.000220
   2      0.000350   0.000316   0.000278   0.000263   0.000230   0.000220   0.000210   0.000213
   3      0.000315   0.000267   0.000250   0.000230   0.000220   0.000200   0.000209   0.000210
   4      0.000266   0.000250   0.000230   0.000220   0.000200   0.000205   0.000206   0.000214
   5      0.000250   0.000226   0.000220   0.000200   0.000199   0.000203   0.000210   0.000231
   6      0.000227   0.000217   0.000200   0.000195   0.000198   0.000207   0.000228   0.000299
   7      0.000190   0.000200   0.000195   0.000194   0.000202   0.000225   0.000295   0.000376
   8      0.000180   0.000191   0.000196   0.000200   0.000221   0.000294   0.000374   0.000494
   9      0.000190   0.000190   0.000201   0.000218   0.000288   0.000371   0.000490   0.000606
  10      0.000180   0.000194   0.000218   0.000282   0.000362   0.000485   0.000599   0.000718
  11      0.000194   0.000209   0.000281   0.000352   0.000468   0.000586   0.000700   0.000803
  12      0.000208   0.000268   0.000348   0.000453   0.000562   0.000680   0.000778   0.000856
  13      0.000268   0.000334   0.000448   0.000545   0.000654   0.000757   0.000829   0.000859
  14      0.000332   0.000428   0.000538   0.000633   0.000727   0.000807   0.000834   0.000727
  15      0.000516   0.000641   0.000764   0.000851   0.000935   0.001001   0.001357   0.001319
  16      0.000625   0.000743   0.000817   0.000869   0.000925   0.001319   0.001301   0.001276
  17      0.000719   0.000789   0.000838   0.000864   0.001246   0.001260   0.001245   0.001229
  18      0.000739   0.000784   0.000859   0.001451   0.001525   0.001520   0.001504   0.001499
  19      0.000707   0.000760   0.001356   0.001376   0.001424   0.001414   0.001409   0.001399
  20      0.000659   0.001170   0.001281   0.001291   0.001320   0.001289   0.001306   0.001307
  21      0.000901   0.001082   0.001218   0.001238   0.001275   0.001264   0.001340   0.001389
  22      0.000800   0.000971   0.001109   0.001126   0.001157   0.001185   0.001230   0.001289
  23      0.000720   0.000869   0.001006   0.001018   0.001070   0.001098   0.001151   0.001227
  24      0.000635   0.000770   0.000892   0.000937   0.000987   0.001036   0.001091   0.001169
  25      0.000577   0.000691   0.000825   0.000870   0.000950   0.001014   0.001074   0.001158
  26      0.000544   0.000661   0.000783   0.000846   0.000952   0.001035   0.001104   0.001201
  27      0.000543   0.000643   0.000771   0.000859   0.000972   0.001076   0.001171   0.001285
  28      0.000555   0.000661   0.000795   0.000890   0.001011   0.001142   0.001253   0.001398
  29      0.000589   0.000703   0.000835   0.000939   0.001088   0.001238   0.001381   0.001554
  30      0.000627   0.000750   0.000893   0.001000   0.001165   0.001347   0.001503   0.001718
  31      0.000653   0.000794   0.000939   0.001070   0.001240   0.001445   0.001641   0.001869
  32      0.000675   0.000825   0.000995   0.001128   0.001320   0.001553   0.001785   0.002042
  33      0.000677   0.000847   0.001032   0.001193   0.001421   0.001679   0.001938   0.002223
  34      0.000662   0.000850   0.001059   0.001248   0.001505   0.001788   0.002067   0.002381
  35      0.000672   0.000884   0.001126   0.001357   0.001633   0.001958   0.002261   0.002610
  36      0.000690   0.000945   0.001232   0.001492   0.001823   0.002180   0.002534   0.002912
  37      0.000737   0.001025   0.001355   0.001663   0.002036   0.002437   0.002822   0.003252
  38      0.000802   0.001130   0.001524   0.001868   0.002284   0.002720   0.003146   0.003637
  39      0.000882   0.001277   0.001715   0.002096   0.002546   0.003041   0.003514   0.004034
  40      0.000983   0.001436   0.001928   0.002358   0.002843   0.003381   0.003894   0.004468
  41      0.001087   0.001597   0.002166   0.002632   0.003170   0.003745   0.004289   0.004918
  42      0.001192   0.001770   0.002395   0.002915   0.003498   0.004124   0.004721   0.005408
  43      0.001297   0.001935   0.002631   0.003189   0.003829   0.004516   0.005159   0.005890
  44      0.001404   0.002105   0.002859   0.003475   0.004163   0.004914   0.005599   0.006363
  45      0.001524   0.002279   0.003099   0.003784   0.004534   0.005336   0.006067   0.006864
  46      0.001638   0.002453   0.003352   0.004119   0.004952   0.005809   0.006584   0.007446
  47      0.001754   0.002657   0.003649   0.004489   0.005429   0.006356   0.007184   0.008119
  48      0.001870   0.002885   0.003982   0.004906   0.005978   0.007016   0.007918   0.008935
  49      0.001997   0.003126   0.004341   0.005370   0.006580   0.007753   0.008771   0.009885
  50      0.002120   0.003393   0.004727   0.005865   0.007203   0.008528   0.009675   0.010896
  51      0.002249   0.003666   0.005143   0.006379   0.007827   0.009306   0.010570   0.011907
  52      0.002385   0.003958   0.005567   0.006897   0.008436   0.010033   0.011409   0.012810
  53      0.002530   0.004248   0.005985   0.007389   0.009016   0.010681   0.012097   0.013599
  54      0.002692   0.004543   0.006399   0.007876   0.009577   0.011240   0.012709   0.014339
  55      0.002859   0.004864   0.006851   0.008395   0.010118   0.011814   0.013340   0.015057
  56      0.003063   0.005222   0.007356   0.008952   0.010707   0.012451   0.014042   0.015860
  57      0.003309   0.005648   0.007920   0.009595   0.011388   0.013215   0.014895   0.016782
  58      0.003601   0.006142   0.008601   0.010377   0.012243   0.014193   0.015944   0.017884
  59      0.003935   0.006718   0.009397   0.011285   0.013294   0.015364   0.017181   0.019144
  60      0.004310   0.007363   0.010267   0.012289   0.014487   0.016665   0.018540   0.020542
  61      0.004749   0.008038   0.011170   0.013357   0.015731   0.018020   0.019968   0.022023
  62      0.005236   0.008719   0.012058   0.014456   0.016944   0.019379   0.021401   0.023578
  63      0.005772   0.009490   0.013028   0.015556   0.018121   0.020648   0.022768   0.025090
  64      0.006362   0.010388   0.014104   0.016664   0.019275   0.021898   0.024109   0.026564
  65      0.007003   0.011306   0.015206   0.017743   0.020465   0.023208   0.025521   0.028214
  66      0.007676   0.012166   0.016204   0.018796   0.021702   0.024631   0.027181   0.030184
  67      0.008405   0.012870   0.017006   0.019812   0.023001   0.026278   0.029179   0.032629
  68      0.009166   0.013460   0.017659   0.020757   0.024390   0.028189   0.031654   0.035873
  69      0.009973   0.014017   0.018247   0.021675   0.025854   0.030375   0.034755   0.039752
  70      0.010813   0.014500   0.018779   0.022539   0.027375   0.032928   0.038263   0.044182
  71      0.011597   0.015548   0.020113   0.024111   0.029399   0.035330   0.041039   0.047351
  72      0.012436   0.016650   0.021514   0.025902   0.031554   0.037903   0.043995   0.050713
  73      0.013300   0.017791   0.023083   0.027761   0.033804   0.040573   0.047044   0.054217
  74      0.013983   0.018779   0.024335   0.029255   0.035600   0.042693   0.049488   0.056984
  75      0.014493   0.019443   0.025191   0.030263   0.036790   0.044103   0.051082   0.058770
  76      0.014838   0.019897   0.025760   0.030921   0.037575   0.045010   0.052085   0.059870
  77      0.015171   0.020327   0.026298   0.031554   0.038311   0.045852   0.053015   0.060873
  78      0.015817   0.021176   0.027384   0.032830   0.039825   0.047622   0.055004   0.063103
  79      0.016867   0.022572   0.029166   0.034935   0.042342   0.050579   0.058369   0.066892
  80      0.017899   0.023935   0.030899   0.036979   0.044772   0.053436   0.061599   0.070528
  81      0.019289   0.025774   0.033202   0.039849   0.048253   0.057157   0.066571   0.076583
  82      0.020770   0.027694   0.035779   0.042949   0.051614   0.061770   0.072287   0.081035
  83      0.022318   0.029844   0.038561   0.045939   0.055779   0.067073   0.076489   0.084297
  84      0.024050   0.032164   0.041247   0.049646   0.060568   0.070972   0.079568   0.085828
  85      0.025920   0.034404   0.044575   0.053909   0.064090   0.073829   0.081012   0.087272

Age\Dur       9         10         11         12         13         14         15        Ult.
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.000236   0.000225   0.000225   0.000231   0.000254   0.000331   0.000422   0.000558
   1      0.000218   0.000221   0.000227   0.000248   0.000324   0.000412   0.000544   0.000675
   2      0.000215   0.000223   0.000244   0.000318   0.000404   0.000533   0.000659   0.000791
   3      0.000218   0.000241   0.000313   0.000397   0.000523   0.000647   0.000775   0.000891
   4      0.000235   0.000310   0.000392   0.000515   0.000636   0.000761   0.000874   0.000966
   5      0.000304   0.000388   0.000510   0.000628   0.000750   0.000860   0.000949   0.000991
   6      0.000381   0.000506   0.000622   0.000742   0.000849   0.000936   0.000976   0.000824
   7      0.000497   0.000619   0.000736   0.000842   0.000926   0.000964   0.000819   0.000790
   8      0.000612   0.000736   0.000839   0.000921   0.000957   0.000817   0.000787   0.000768
   9      0.000728   0.000838   0.000919   0.000952   0.000818   0.000786   0.000767   0.000753
  10      0.000826   0.000916   0.000948   0.000820   0.000788   0.000767   0.000752   0.000725
  11      0.000886   0.000925   0.000804   0.000770   0.000746   0.000729   0.000702   0.000682
  12      0.000890   0.000786   0.000750   0.000725   0.000706   0.000677   0.000655   0.000624
  13      0.000753   0.000731   0.000703   0.000682   0.000651   0.000627   0.000595   0.000602
  14      0.000704   0.000690   0.000667   0.000633   0.000608   0.000575   0.000580   0.000582
  15      0.001297   0.001276   0.001251   0.001223   0.001185   0.001225   0.001266   0.001323
  16      0.001252   0.001236   0.001194   0.001163   0.001199   0.001235   0.001287   0.001330
  17      0.001211   0.001191   0.001157   0.001190   0.001223   0.001271   0.001311   0.001312
  18      0.001491   0.001496   0.001432   0.001478   0.001527   0.001563   0.001564   0.001550
  19      0.001417   0.001435   0.001397   0.001475   0.001525   0.001564   0.001574   0.001586
  20      0.001337   0.001393   0.001373   0.001451   0.001490   0.001549   0.001593   0.001609
  21      0.001484   0.001608   0.001586   0.001611   0.001638   0.001668   0.001697   0.001684
  22      0.001402   0.001527   0.001532   0.001559   0.001617   0.001674   0.001734   0.001765
  23      0.001326   0.001454   0.001495   0.001543   0.001633   0.001728   0.001806   0.001897
  24      0.001272   0.001408   0.001497   0.001550   0.001677   0.001811   0.001926   0.002045
  25      0.001272   0.001421   0.001527   0.001631   0.001796   0.001966   0.002097   0.002254
  26      0.001330   0.001496   0.001626   0.001782   0.001960   0.002157   0.002339   0.002509
  27      0.001434   0.001625   0.001782   0.001962   0.002166   0.002400   0.002611   0.002788
  28      0.001573   0.001796   0.001964   0.002159   0.002389   0.002655   0.002885   0.003102
  29      0.001762   0.002032   0.002213   0.002420   0.002667   0.002936   0.003192   0.003451
  30      0.001969   0.002261   0.002468   0.002696   0.002951   0.003240   0.003525   0.003853
  31      0.002162   0.002484   0.002716   0.002967   0.003247   0.003573   0.003904   0.004266
  32      0.002364   0.002722   0.002977   0.003266   0.003582   0.003955   0.004320   0.004744
  33      0.002567   0.002959   0.003252   0.003579   0.003965   0.004384   0.004813   0.005303
  34      0.002740   0.003145   0.003493   0.003883   0.004336   0.004838   0.005346   0.005966
  35      0.003004   0.003435   0.003838   0.004272   0.004796   0.005381   0.005973   0.006695
  36      0.003338   0.003819   0.004250   0.004739   0.005337   0.006011   0.006671   0.007426
  37      0.003727   0.004237   0.004712   0.005254   0.005920   0.006664   0.007404   0.008139
  38      0.004141   0.004706   0.005213   0.005812   0.006516   0.007332   0.008174   0.008926
  39      0.004604   0.005215   0.005767   0.006394   0.007150   0.008036   0.008997   0.009807
  40      0.005095   0.005789   0.006358   0.007015   0.007820   0.008785   0.009883   0.010849
  41      0.005628   0.006379   0.006990   0.007697   0.008559   0.009618   0.010844   0.012056
  42      0.006174   0.006996   0.007671   0.008460   0.009396   0.010542   0.011899   0.013371
  43      0.006689   0.007629   0.008400   0.009300   0.010336   0.011571   0.013041   0.014752
  44      0.007196   0.008274   0.009183   0.010210   0.011372   0.012712   0.014282   0.016146
  45      0.007750   0.008974   0.010027   0.011195   0.012500   0.013965   0.015608   0.017558
  46      0.008407   0.009737   0.010923   0.012239   0.013719   0.015283   0.017048   0.019092
  47      0.009232   0.010612   0.011904   0.013365   0.014972   0.016708   0.018656   0.020789
  48      0.010193   0.011598   0.012968   0.014515   0.016290   0.018248   0.020418   0.022744
  49      0.011226   0.012692   0.014082   0.015733   0.017702   0.019902   0.022336   0.024919
  50      0.012285   0.013804   0.015242   0.017037   0.019200   0.021651   0.024374   0.027241
  51      0.013314   0.014939   0.016521   0.018511   0.020931   0.023731   0.026849   0.030152
  52      0.014310   0.016091   0.017893   0.020168   0.022945   0.026182   0.029815   0.033698
  53      0.015277   0.017206   0.019255   0.021800   0.024881   0.028452   0.032537   0.036910
  54      0.016197   0.018324   0.020686   0.023625   0.027091   0.031118   0.035741   0.040658
  55      0.017132   0.019455   0.022126   0.025410   0.029238   0.033621   0.038742   0.044019
  56      0.018071   0.020629   0.023634   0.027301   0.031498   0.036324   0.041995   0.047985
  57      0.019043   0.021879   0.025180   0.029146   0.033696   0.038914   0.045015   0.051733
  58      0.020142   0.023238   0.026788   0.031079   0.036029   0.041691   0.048342   0.055581
  59      0.021462   0.024700   0.028563   0.033252   0.038740   0.045120   0.052514   0.060545
  60      0.022943   0.026292   0.030387   0.035372   0.041354   0.048337   0.056387   0.065398
  61      0.024554   0.028016   0.032412   0.037851   0.044461   0.052272   0.061472   0.071615
  62      0.026262   0.029878   0.034540   0.040334   0.047488   0.056212   0.066178   0.077331
  63      0.027947   0.031790   0.036828   0.043159   0.051276   0.060934   0.071956   0.084585
  64      0.029677   0.033767   0.039237   0.046372   0.055311   0.065964   0.078081   0.092218
  65      0.031624   0.036019   0.042137   0.049930   0.059706   0.071362   0.084597   0.100025
  66      0.033968   0.038888   0.045526   0.053992   0.064563   0.077148   0.091529   0.107789
  67      0.037056   0.042396   0.049596   0.058678   0.069951   0.083410   0.098867   0.116066
  68      0.040892   0.046710   0.054472   0.064078   0.075962   0.090127   0.106600   0.124715
  69      0.045456   0.051783   0.060095   0.070179   0.082508   0.097244   0.114680   0.134396
  70      0.050637   0.057491   0.066401   0.076852   0.089523   0.104725   0.123059   0.144847
  71      0.054225   0.061549   0.071200   0.082515   0.096233   0.112664   0.132503   0.154932
  72      0.058062   0.065840   0.076466   0.088942   0.104034   0.122151   0.143996   0.167437
  73      0.062016   0.070260   0.081936   0.095614   0.112188   0.132043   0.154906   0.181812
  74      0.065121   0.073722   0.086079   0.100580   0.118126   0.139149   0.163670   0.192381
  75      0.067107   0.075881   0.088743   0.103808   0.122024   0.144935   0.170013   0.200126
  76      0.068288   0.077153   0.090135   0.105332   0.124640   0.147629   0.173157   0.203759
  77      0.069373   0.078295   0.091381   0.107496   0.127103   0.150204   0.176122   0.207188
  78      0.071837   0.081000   0.095164   0.111862   0.132209   0.155565   0.182413   0.216318
  79      0.076078   0.086350   0.101373   0.119108   0.140685   0.164527   0.194532   0.230866
  80      0.080744   0.091576   0.107463   0.126185   0.148548   0.174643   0.206657   0.245397
  81      0.085438   0.095263   0.109413   0.128309   0.155093   0.186389   0.219665   0.269937
  82      0.088878   0.096992   0.111255   0.133962   0.165524   0.198121   0.241631   0.296931
  83      0.090491   0.098625   0.116157   0.142972   0.175943   0.217932   0.265795   0.326624
  84      0.092014   0.102971   0.123969   0.151971   0.193537   0.239726   0.292374   0.359286
  85      0.096069   0.109896   0.131773   0.167168   0.212890   0.263699   0.321611   0.395215

MALE PREFERRED SMOKER

Age\Dur      1          2          3          4          5          6          7          8
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.002487   0.000601   0.000413   0.000335   0.000291   0.000281   0.000258   0.000251
   1      0.000595   0.000394   0.000331   0.000281   0.000270   0.000230   0.000220   0.000220
   2      0.000350   0.000316   0.000278   0.000263   0.000230   0.000220   0.000210   0.000213
   3      0.000315   0.000267   0.000250   0.000230   0.000220   0.000200   0.000209   0.000210
   4      0.000266   0.000250   0.000230   0.000220   0.000200   0.000205   0.000206   0.000214
   5      0.000250   0.000226   0.000220   0.000200   0.000199   0.000203   0.000210   0.000231
   6      0.000227   0.000217   0.000200   0.000195   0.000198   0.000207   0.000228   0.000299
   7      0.000190   0.000200   0.000195   0.000194   0.000202   0.000225   0.000295   0.000376
   8      0.000180   0.000191   0.000196   0.000200   0.000221   0.000294   0.000374   0.000494
   9      0.000190   0.000190   0.000201   0.000218   0.000288   0.000371   0.000490   0.000606
  10      0.000180   0.000194   0.000218   0.000282   0.000362   0.000485   0.000599   0.000718
  11      0.000194   0.000209   0.000281   0.000352   0.000468   0.000586   0.000700   0.000803
  12      0.000208   0.000268   0.000348   0.000453   0.000562   0.000680   0.000778   0.000856
  13      0.000268   0.000334   0.000448   0.000545   0.000654   0.000757   0.000829   0.000859
  14      0.000332   0.000428   0.000538   0.000633   0.000727   0.000807   0.000834   0.000727
  15      0.000516   0.000641   0.000764   0.000851   0.000935   0.001001   0.001357   0.001319
  16      0.000625   0.000743   0.000817   0.000869   0.000925   0.001319   0.001301   0.001276
  17      0.000719   0.000789   0.000838   0.000864   0.001246   0.001260   0.001245   0.001229
  18      0.000739   0.000775   0.000793   0.000853   0.000880   0.000870   0.000851   0.000838
  19      0.000707   0.000750   0.000808   0.000809   0.000822   0.000810   0.000797   0.000782
  20      0.000659   0.000745   0.000763   0.000759   0.000762   0.000738   0.000739   0.000731
  21      0.000616   0.000690   0.000725   0.000728   0.000736   0.000724   0.000758   0.000776
  22      0.000546   0.000619   0.000661   0.000663   0.000668   0.000679   0.000696   0.000720
  23      0.000492   0.000553   0.000599   0.000599   0.000617   0.000629   0.000651   0.000686
  24      0.000434   0.000490   0.000532   0.000551   0.000569   0.000593   0.000617   0.000653
  25      0.000394   0.000441   0.000492   0.000512   0.000548   0.000581   0.000608   0.000648
  26      0.000372   0.000421   0.000467   0.000498   0.000549   0.000593   0.000624   0.000671
  27      0.000371   0.000410   0.000459   0.000506   0.000561   0.000616   0.000663   0.000719
  28      0.000379   0.000421   0.000473   0.000523   0.000583   0.000654   0.000709   0.000782
  29      0.000402   0.000447   0.000497   0.000552   0.000628   0.000709   0.000782   0.000869
  30      0.000429   0.000478   0.000532   0.000588   0.000672   0.000771   0.000851   0.000961
  31      0.000446   0.000505   0.000559   0.000629   0.000715   0.000828   0.000928   0.001045
  32      0.000461   0.000526   0.000593   0.000664   0.000762   0.000890   0.001010   0.001142
  33      0.000463   0.000540   0.000614   0.000702   0.000820   0.000962   0.001097   0.001243
  34      0.000453   0.000541   0.000630   0.000734   0.000869   0.001024   0.001170   0.001331
  35      0.000458   0.000563   0.000671   0.000798   0.000943   0.001121   0.001280   0.001459
  36      0.000471   0.000601   0.000734   0.000878   0.001052   0.001248   0.001434   0.001628
  37      0.000503   0.000652   0.000807   0.000978   0.001175   0.001396   0.001596   0.001818
  38      0.000548   0.000720   0.000908   0.001099   0.001318   0.001558   0.001780   0.002033
  39      0.000603   0.000813   0.001022   0.001233   0.001469   0.001742   0.001988   0.002255
  40      0.000672   0.000915   0.001149   0.001386   0.001640   0.001937   0.002204   0.002498
  41      0.000742   0.001017   0.001290   0.001548   0.001829   0.002145   0.002427   0.002750
  42      0.000814   0.001127   0.001427   0.001714   0.002019   0.002362   0.002671   0.003024
  43      0.000886   0.001232   0.001567   0.001875   0.002210   0.002587   0.002919   0.003293
  44      0.000959   0.001341   0.001703   0.002044   0.002402   0.002814   0.003168   0.003557
  45      0.001041   0.001451   0.001846   0.002226   0.002616   0.003057   0.003433   0.003838
  46      0.001119   0.001562   0.001996   0.002423   0.002857   0.003328   0.003726   0.004163
  47      0.001198   0.001693   0.002173   0.002640   0.003133   0.003641   0.004065   0.004539
  48      0.001277   0.001837   0.002372   0.002885   0.003449   0.004019   0.004481   0.004996
  49      0.001364   0.001991   0.002585   0.003158   0.003797   0.004441   0.004963   0.005527
  60      0.001448   0.002161   0.002815   0.003450   0.004156   0.004884   0.005474   0.006092
  51      0.001536   0.002334   0.003063   0.003752   0.004517   0.005331   0.005981   0.006657
  52      0.001629   0.002520   0.003316   0.004056   0.004868   0.005747   0.006456   0.007162
  53      0.001728   0.002705   0.003565   0.004346   0.005203   0.006118   0.006845   0.007603
  54      0.001839   0.002893   0.003812   0.004632   0.005526   0.006438   0.007192   0.008017
  55      0.001954   0.003098   0.004081   0.004938   0.005838   0.006767   0.007549   0.008418
  56      0.002092   0.003325   0.004381   0.005265   0.006178   0.007132   0.007946   0.008867
  57      0.002260   0.003597   0.004717   0.005643   0.006571   0.007570   0.008429   0.009383
  58      0.002460   0.003912   0.005123   0.006104   0.007065   0.008130   0.009022   0.009999
  59      0.002688   0.004278   0.005597   0.006638   0.007671   0.008801   0.009722   0.010703
  60      0.002944   0.004689   0.006115   0.007228   0.008360   0.009546   0.010491   0.011485
  61      0.003244   0.005119   0.006653   0.007856   0.009078   0.010322   0.011299   0.012313
  62      0.003577   0.005552   0.007182   0.008502   0.009778   0.011100   0.012110   0.013182
  63      0.003943   0.006044   0.007760   0.009150   0.010456   0.011827   0.012884   0.014028
  64      0.004346   0.006616   0.008400   0.009801   0.011123   0.012543   0.013642   0.014852
  65      0.004784   0.007200   0.009057   0.010435   0.011809   0.013293   0.014442   0.015774
  66      0.005244   0.007747   0.009652   0.011055   0.012523   0.014109   0.015381   0.016876
  67      0.005741   0.008196   0.010129   0.011652   0.013272   0.015052   0.016511   0.018242
  68      0.006261   0.008572   0.010519   0.012209   0.014074   0.016147   0.017912   0.020056
  69      0.006812   0.008927   0.010868   0.012748   0.014919   0.017399   0.019667   0.022225
  70      0.007386   0.009234   0.011185   0.013256   0.015796   0.018861   0.021651   0.024701
  71      0.007922   0.009902   0.011980   0.014181   0.016965   0.020238   0.023223   0.026473
  72      0.008495   0.010604   0.012815   0.015234   0.018208   0.021711   0.024895   0.028353
  73      0.009085   0.011330   0.013749   0.016327   0.019506   0.023241   0.026621   0.030312
  74      0.009551   0.011959   0.014495   0.017206   0.020542   0.024455   0.028003   0.031859
  75      0.009901   0.012382   0.015005   0.017799   0.021229   0.025263   0.028906   0.032857
  76      0.010136   0.012671   0.015344   0.018186   0.021682   0.025782   0.029473   0.033473
  77      0.010363   0.012945   0.015664   0.018558   0.022107   0.026264   0.029999   0.034033
  78      0.010804   0.013485   0.016311   0.019309   0.022981   0.027279   0.031125   0.035280
  79      0.011521   0.014375   0.017372   0.020547   0.024433   0.028972   0.033029   0.037399
  80      0.012227   0.015243   0.018404   0.021749   0.025835   0.030609   0.034857   0.039431
  81      0.013176   0.016413   0.019775   0.023437   0.027844   0.032671   0.037584   0.042721
  82      0.014188   0.017637   0.021310   0.025259   0.029719   0.035227   0.040720   0.045139
  83      0.015245   0.019005   0.022967   0.026961   0.032045   0.038166   0.043025   0.046911
  84      0.016429   0.020483   0.024514   0.029070   0.034718   0.040327   0.044715   0.047742
  85      0.017706   0.021863   0.026433   0.031496   0.036684   0.041910   0.045507   0.048527

Age\Dur      9          10         11         12         13         14         15        U1t.
-------   --------   --------   --------   --------   --------   --------   --------   --------
  0       0.000236   0.000225   0.000225   0.000231   0.000254   0.000331   0.000422   0.000558
  1       0.000218   0.000221   0.000227   0.000248   0.000324   0.000412   0.000544   0.000675
  2       0.000215   0.000223   0.000244   0.000318   0.000404   0.000533   0.000659   0.000791
  3       0.000218   0.000241   0.000313   0.000397   0.000523   0.000647   0.000775   0.000891
  4       0.000235   0.000310   0.000392   0.000515   0.000636   0.000761   0.000874   0.000966
  5       0.000304   0.000388   0.000510   0.000628   0.000750   0.000860   0.000949   0.000991
  6       0.000381   0.000506   0.000622   0.000742   0.000849   0.000936   0.000976   0.000824
  7       0.000497   0.000619   0.000736   0.000842   0.000926   0.000964   0.000819   0.000790
  8       0.000612   0.000736   0.000839   0.000921   0.000957   0.000817   0.000787   0.000768
  9       0.000728   0.000838   0.000919   0.000952   0.000818   0.000786   0.000767   0.000753
  10      0.000826   0.000916   0.000948   0.000820   0.000788   0.000767   0.000752   0.000725
  11      0.000886   0.000925   0.000804   0.000770   0.000746   0.000729   0.000702   0.000682
  12      0.000890   0.000786   0.000750   0.000725   0.000706   0.000677   0.000655   0.000624
  13      0.000753   0.000731   0.000703   0.000682   0.000651   0.000627   0.000595   0.000602
  14      0.000704   0.000690   0.000667   0.000633   0.000608   0.000575   0.000580   0.000582
  15      0.001297   0.001276   0.001251   0.001223   0.001185   0.001225   0.001266   0.001323
  16      0.001252   0.001236   0.001194   0.001163   0.001199   0.001235   0.001287   0.001330
  17      0.001211   0.001191   0.001157   0.001190   0.001223   0.001271   0.001311   0.001312
  18      0.000824   0.000817   0.000811   0.000869   0.000931   0.000988   0.001025   0.001054
  19      0.000783   0.000783   0.000792   0.000867   0.000930   0.000989   0.001032   0.001078
  20      0.000738   0.000760   0.000778   0.000852   0.000908   0.000979   0.001045   0.001095
  21      0.000820   0.000878   0.000898   0.000947   0.000998   0.001055   0.001113   0.001145
  22      0.000774   0.000834   0.000868   0.000916   0.000986   0.001058   0.001137   0.001200
  23      0.000733   0.000794   0.000847   0.000907   0.000996   0.001092   0.001184   0.001290
  24      0.000703   0.000769   0.000848   0.000911   0.001022   0.001145   0.001263   0.001391
  25      0.000703   0.000776   0.000865   0.000959   0.001095   0.001243   0.001375   0.001533
  26      0.000735   0.000817   0.000921   0.001048   0.001195   0.001364   0.001534   0.001706
  27      0.000792   0.000888   0.001010   0.001153   0.001320   0.001517   0.001712   0.001896
  28      0.000869   0.000981   0.001113   0.001269   0.001456   0.001679   0.001892   0.002110
  29      0.000974   0.001110   0.001254   0.001422   0.001626   0.001857   0.002093   0.002347
  30      0.001088   0.001235   0.001398   0.001584   0.001799   0.002049   0.002312   0.002621
  31      0.001195   0.001357   0.001539   0.001744   0.001979   0.002259   0.002560   0.002901
  32      0.001306   0.001486   0.001687   0.001919   0.002184   0.002501   0.002833   0.003227
  33      0.001418   0.001616   0.001842   0.002103   0.002417   0.002772   0.003156   0.003606
  34      0.001513   0.001718   0.001979   0.002282   0.002643   0.003060   0.003505   0.004057
  35      0.001660   0.001876   0.002174   0.002511   0.002923   0.003402   0.003917   0.004553
  36      0.001844   0.002085   0.002408   0.002785   0.003254   0.003800   0.004374   0.005051
  37      0.002059   0.002313   0.002670   0.003088   0.003609   0.004214   0.004856   0.005535
  38      0.002288   0.002570   0.002953   0.003416   0.003972   0.004636   0.005360   0.006070
  39      0.002544   0.002847   0.003267   0.003758   0.004359   0.005081   0.005900   0.006669
  40      0.002815   0.003161   0.003602   0.004123   0.004768   0.005554   0.006481   0.007378
  41      0.003109   0.003483   0.003960   0.004524   0.005218   0.006082   0.007112   0.008199
  42      0.003411   0.003820   0.004346   0.004972   0.005728   0.006666   0.007803   0.009094
  43      0.003695   0.004166   0.004759   0.005466   0.006301   0.007316   0.008552   0.010032
  44      0.003975   0.004517   0.005202   0.006001   0.006933   0.008038   0.009366   0.010981
  45      0.004281   0.004900   0.005680   0.006579   0.007620   0.008830   0.010235   0.011940
  46      0.004644   0.005316   0.006188   0.007193   0.008364   0.009664   0.011180   0.012984
  47      0.005100   0.005794   0.006743   0.007855   0.009127   0.010564   0.012234   0.014138
  48      0.005631   0.006333   0.007346   0.008531   0.009931   0.011538   0.013390   0.015468
  49      0.006202   0.006930   0.007978   0.009247   0.010792   0.012584   0.014648   0.016947
  50      0.006787   0.007537   0.008635   0.010013   0.011705   0.013690   0.015984   0.018526
  51      0.007356   0.008157   0.009359   0.010879   0.012761   0.015005   0.017607   0.020506
  52      0.007906   0.008786   0.010137   0.011853   0.013989   0.016555   0.019552   0.022917
  53      0.008440   0.009395   0.010908   0.012812   0.015168   0.017990   0.021336   0.025102
  54      0.008948   0.010005   0.011719   0.013884   0.016515   0.019676   0.023438   0.027651
  55      0.009465   0.010623   0.012535   0.014934   0.017825   0.021259   0.025406   0.029937
  56      0.009984   0.011264   0.013389   0.016045   0.019203   0.022968   0.027539   0.032633
  57      0.010521   0.011947   0.014265   0.017130   0.020542   0.024605   0.029519   0.035183
  58      0.011128   0.012688   0.015176   0.018266   0.021964   0.026361   0.031701   0.037799
  59      0.011857   0.013486   0.016181   0.019543   0.023617   0.028530   0.034437   0.041176
  60      0.012675   0.014356   0.017215   0.020789   0.025211   0.030563   0.036977   0.044476
  61      0.013565   0.015297   0.018362   0.022246   0.027105   0.033052   0.040311   0.048703
  62      0.014509   0.016314   0.019568   0.023705   0.028950   0.035543   0.043397   0.052591
  63      0.015440   0.017358   0.020864   0.025366   0.031260   0.038529   0.047187   0.057524
  64      0.016396   0.018437   0.022229   0.027254   0.033719   0.041709   0.051204   0.062716
  65      0.017471   0.019667   0.023872   0.029345   0.036399   0.045122   0.055476   0.068024
  66      0.018766   0.021233   0.025792   0.031732   0.039360   0.048781   0.060022   0.073305
  67      0.020473   0.023149   0.028097   0.034486   0.042645   0.052740   0.064834   0.078934
  68      0.022592   0.025504   0.030860   0.037660   0.046309   0.056987   0.069905   0.084816
  69      0.025113   0.028274   0.034045   0.041246   0.050300   0.061488   0.075204   0.091399
  70      0.027976   0.031391   0.037618   0.045168   0.054577   0.066218   0.080698   0.098506
  71      0.029958   0.033606   0.040336   0.048496   0.058667   0.071238   0.086892   0.105141
  72      0.032078   0.035949   0.043320   0.052273   0.063423   0.077236   0.094428   0.113368
  73      0.034262   0.038363   0.046418   0.056194   0.068394   0.083491   0.101823   0.122826
  74      0.035978   0.040253   0.048766   0.059113   0.072014   0.087985   0.107382   0.129779
  75      0.037075   0.041432   0.050275   0.061010   0.074390   0.091649   0.111407   0.134875
  76      0.037727   0.042127   0.051063   0.061906   0.075985   0.093542   0.113401   0.137264
  77      0.038326   0.042750   0.051769   0.063178   0.077487   0.095351   0.115282   0.139521
  78      0.039688   0.044227   0.053913   0.065743   0.080599   0.099039   0.119273   0.145527
  79      0.042031   0.047148   0.057430   0.070002   0.085766   0.104520   0.126961   0.155098
  80      0.044609   0.050002   0.060880   0.074161   0.090811   0.110708   0.134653   0.164658
  81      0.047134   0.051965   0.061958   0.075380   0.094720   0.117989   0.142953   0.181124
  82      0.048985   0.052886   0.062977   0.078625   0.100950   0.125262   0.157248   0.199237
  83      0.049853   0.053755   0.065688   0.083796   0.107172   0.137788   0.172974   0.219160
  84      0.050672   0.056069   0.070008   0.088961   0.117889   0.151567   0.190270   0.241076
  85      0.052854   0.059757   0.074323   0.097858   0.129679   0.166723   0.209297   0.265184

FEMALE STANDARD NONSMOKER

Age\Dur      1          2          3          4          5          6          7          8
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.000930   0.000340   0.000261   0.000204   0.000171   0.000159   0.000141   0.000132
   1      0.000340   0.000250   0.000202   0.000166   0.000155   0.000139   0.000131   0.000119
   2      0.000247   0.000193   0.000165   0.000151   0.000135   0.000129   0.000117   0.000109
   3      0.000192   0.000158   0.000149   0.000132   0.000126   0.000116   0.000108   0.000105
   4      0.000156   0.000143   0.000130   0.000122   0.000112   0.000106   0.000104   0.000105
   5      0.000141   0.000125   0.000121   0.000110   0.000103   0.000103   0.000104   0.000112
   6      0.000124   0.000116   0.000108   0.000101   0.000100   0.000103   0.000111   0.000143
   7      0.000115   0.000104   0.000100   0.000097   0.000100   0.000109   0.000141   0.000177
   8      0.000103   0.000095   0.000096   0.000097   0.000106   0.000139   0.000175   0.000227
   9      0.000095   0.000092   0.000096   0.000104   0.000135   0.000172   0.000224   0.000275
  10      0.000091   0.000092   0.000103   0.000132   0.000167   0.000221   0.000271   0.000322
  11      0.000091   0.000098   0.000130   0.000163   0.000215   0.000268   0.000318   0.000363
  12      0.000098   0.000125   0.000161   0.000210   0.000260   0.000314   0.000359   0.000393
  13      0.000124   0.000155   0.000208   0.000254   0.000305   0.000354   0.000388   0.000404
  14      0.000153   0.000199   0.000251   0.000298   0.000343   0.000383   0.000399   0.000364
  15      0.000194   0.000238   0.000289   0.000326   0.000359   0.000387   0.000359   0.000349
  16      0.000235   0.000276   0.000310   0.000335   0.000359   0.000347   0.000344   0.000338
  17      0.000276   0.000300   0.000326   0.000340   0.000334   0.000334   0.000332   0.000328
  18      0.000290   0.000308   0.000342   0.000360   0.000370   0.000359   0.000359   0.000363
  19      0.000283   0.000304   0.000337   0.000343   0.000346   0.000335   0.000338   0.000341
  20      0.000269   0.000307   0.000320   0.000323   0.000323   0.000307   0.000318   0.000319
  21      0.000265   0.000298   0.000313   0.000315   0.000312   0.000298   0.000313   0.000323
  22      0.000253   0.000287   0.000306   0.000307   0.000305   0.000298   0.000308   0.000317
  23      0.000247   0.000278   0.000302   0.000303   0.000304   0.000299   0.000309   0.000322
  24      0.000237   0.000269   0.000293   0.000301   0.000305   0.000303   0.000313   0.000329
  25      0.000230   0.000259   0.000287   0.000298   0.000308   0.000311   0.000324   0.000347
  26      0.000220   0.000247   0.000274   0.000288   0.000306   0.000316   0.000333   0.000361
  27      0.000220   0.000243   0.000269   0.000291   0.000312   0.000330   0.000358   0.000390
  28      0.000223   0.000246   0.000271   0.000296   0.000321   0.000348   0.000380   0.000425
  29      0.000230   0.000251   0.000276   0.000305   0.000338   0.000370   0.000414   0.000468
  30      0.000239   0.000264   0.000293   0.000323   0.000361   0.000403   0.000453   0.000518
  31      0.000244   0.000276   0.000305   0.000342   0.000384   0.000433   0.000493   0.000563
  32      0.000246   0.000280   0.000316   0.000356   0.000403   0.000458   0.000528   0.000607
  33      0.000241   0.000280   0.000322   0.000370   0.000426   0.000486   0.000564   0.000648
  34      0.000233   0.000281   0.000330   0.000386   0.000450   0.000517   0.000600   0.000691
  35      0.000232   0.000289   0.000346   0.000413   0.000482   0.000558   0.000646   0.000748
  36      0.000232   0.000299   0.000367   0.000442   0.000521   0.000602   0.000703   0.000812
  37      0.000241   0.000314   0.000392   0.000478   0.000564   0.000654   0.000762   0.000882
  38      0.000259   0.000343   0.000436   0.000530   0.000626   0.000724   0.000842   0.000979
  39      0.000282   0.000384   0.000484   0.000588   0.000692   0.000801   0.000933   0.001087
  40      0.000305   0.000417   0.000529   0.000643   0.000752   0.000867   0.001015   0.001184
  41      0.000326   0.000451   0.000577   0.000698   0.000816   0.000943   0.001098   0.001281
  42      0.000354   0.000495   0.000632   0.000767   0.000901   0.001041   0.001212   0.001411
  43      0.000374   0.000526   0.000675   0.000823   0.000969   0.001119   0.001301   0.001513
  44      0.000393   0.000556   0.000720   0.000881   0.001034   0.001196   0.001390   0.001616
  45      0.000414   0.000590   0.000766   0.000941   0.001105   0.001279   0.001488   0.001731
  46      0.000437   0.000623   0.000813   0.001005   0.001188   0.001375   0.001603   0.001864
  47      0.000459   0.000662   0.000868   0.001078   0.001286   0.001492   0.001735   0.002019
  48      0.000480   0.000704   0.000931   0.001162   0.001403   0.001634   0.001899   0.002215
  49      0.000501   0.000750   0.001001   0.001260   0.001531   0.001792   0.002096   0.002444
  50      0.000523   0.000802   0.001079   0.001364   0.001663   0.001962   0.002305   0.002689
  51      0.000560   0.000878   0.001190   0.001506   0.001842   0.002184   0.002572   0.002998
  52      0.000601   0.000962   0.001308   0.001659   0.002025   0.002405   0.002832   0.003302
  53      0.000647   0.001048   0.001433   0.001813   0.002210   0.002613   0.003074   0.003588
  54      0.000699   0.001142   0.001563   0.001973   0.002395   0.002815   0.003306   0.003859
  55      0.000756   0.001247   0.001709   0.002147   0.002591   0.003028   0.003540   0.004133
  56      0.000826   0.001367   0.001872   0.002344   0.002806   0.003255   0.003800   0.004439
  57      0.000911   0.001509   0.002064   0.002571   0.003044   0.003523   0.004109   0.004792
  58      0.001012   0.001680   0.002294   0.002837   0.003338   0.003858   0.004488   0.005216
  59      0.001133   0.001881   0.002556   0.003146   0.003695   0.004262   0.004940   0.005706
  60      0.001270   0.002102   0.002849   0.003492   0.004109   0.004721   0.005448   0.006255
  61      0.001427   0.002341   0.003159   0.003873   0.004557   0.005217   0.005994   0.006859
  62      0.001604   0.002589   0.003480   0.004282   0.005016   0.005732   0.006571   0.007513
  63      0.001803   0.002876   0.003841   0.004709   0.005480   0.006246   0.007152   0.008174
  64      0.002028   0.003215   0.004249   0.005153   0.005963   0.006777   0.007743   0.008852
  65      0.002280   0.003576   0.004680   0.005612   0.006477   0.007344   0.008385   0.009613
  66      0.002554   0.003931   0.005102   0.006082   0.007022   0.007973   0.009130   0.010516
  67      0.002857   0.004253   0.005477   0.006554   0.007614   0.008697   0.010023   0.011623
  68      0.003186   0.004551   0.005815   0.007025   0.008254   0.009540   0.011116   0.012990
  69      0.003547   0.004845   0.006147   0.007500   0.008947   0.010510   0.012408   0.014645
  70      0.003933   0.005128   0.006468   0.007975   0.009685   0.011582   0.013897   0.016553
  71      0.004315   0.005622   0.007083   0.008722   0.010574   0.012643   0.015158   0.018053
  72      0.004730   0.006156   0.007747   0.009525   0.011546   0.013794   0.016536   0.019689
  73      0.005173   0.006724   0.008449   0.010386   0.012579   0.015025   0.018006   0.021436
  74      0.005560   0.007216   0.009062   0.011130   0.013481   0.016100   0.019289   0.022951
  75      0.005859   0.007601   0.009540   0.011717   0.014187   0.016937   0.020283   0.024129
  76      0.006102   0.007910   0.009927   0.012191   0.014755   0.017608   0.021082   0.025076
  77      0.006345   0.008224   0.010320   0.012669   0.015326   0.018286   0.021890   0.026029
  78      0.006732   0.008724   0.010944   0.013427   0.016240   0.019374   0.023187   0.027565
  79      0.007310   0.009470   0.011874   0.014566   0.017615   0.021008   0.025136   0.029879
  80      0.007900   0.010230   0.012823   0.015729   0.019015   0.022673   0.027125   0.032241
  81      0.008735   0.011523   0.014144   0.017726   0.021422   0.025174   0.030568   0.036246
  82      0.009839   0.012710   0.015941   0.019970   0.023786   0.028370   0.034367   0.039585
  83      0.010853   0.014325   0.017958   0.022174   0.026806   0.031895   0.037532   0.042509
  84      0.012231   0.016138   0.019940   0.024988   0.030136   0.034832   0.040304   0.043979
  85      0.013779   0.017918   0.022471   0.028092   0.032911   0.037406   0.041698   0.045467

Age\Dur      9          10         11         12         13         14         15        Ult.
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.000120   0.000112   0.000108   0.000108   0.000115   0.000146   0.000181   0.000233
   1      0.000110   0.000108   0.000108   0.000115   0.000146   0.000181   0.000233   0.000282
   2      0.000106   0.000108   0.000115   0.000146   0.000181   0.000233   0.000282   0.000331
   3      0.000106   0.000115   0.000146   0.000181   0.000233   0.000282   0.000331   0.000372
   4      0.000113   0.000146   0.000181   0.000233   0.000282   0.000331   0.000372   0.000403
   5      0.000144   0.000181   0.000233   0.000282   0.000331   0.000372   0.000403   0.000414
   6      0.000179   0.000233   0.000282   0.000331   0.000372   0.000403   0.000414   0.000358
   7      0.000230   0.000282   0.000331   0.000372   0.000403   0.000414   0.000361   0.000344
   8      0.000278   0.000331   0.000372   0.000403   0.000414   0.000364   0.000347   0.000333
   9      0.000326   0.000372   0.000403   0.000414   0.000367   0.000349   0.000335   0.000326
  10      0.000368   0.000403   0.000414   0.000369   0.000352   0.000338   0.000328   0.000315
  11      0.000398   0.000414   0.000372   0.000355   0.000341   0.000331   0.000318   0.000308
  12      0.000409   0.000375   0.000357   0.000343   0.000333   0.000320   0.000311   0.000295
  13      0.000370   0.000360   0.000345   0.000336   0.000322   0.000313   0.000298   0.000304
  14      0.000355   0.000349   0.000338   0.000326   0.000315   0.000300   0.000306   0.000309
  15      0.000343   0.000338   0.000328   0.000318   0.000302   0.000309   0.000312   0.000316
  16      0.000333   0.000330   0.000318   0.000304   0.000311   0.000314   0.000318   0.000322
  17      0.000325   0.000322   0.000309   0.000315   0.000318   0.000322   0.000325   0.000322
  18      0.000367   0.000369   0.000352   0.000356   0.000360   0.000363   0.000359   0.000354
  19      0.000347   0.000356   0.000340   0.000351   0.000357   0.000363   0.000364   0.000365
  20      0.000330   0.000345   0.000332   0.000346   0.000352   0.000365   0.000374   0.000381
  21      0.000340   0.000359   0.000354   0.000363   0.000374   0.000386   0.000403   0.000413
  22      0.000337   0.000361   0.000364   0.000372   0.000390   0.000411   0.000437   0.000455
  23      0.000342   0.000372   0.000380   0.000392   0.000417   0.000446   0.000469   0.000498
  24      0.000356   0.000391   0.000410   0.000425   0.000459   0.000495   0.000525   0.000558
  25      0.000378   0.000419   0.000447   0.000473   0.000516   0.000559   0.000591   0.000629
  26      0.000398   0.000448   0.000482   0.000520   0.000563   0.000613   0.000654   0.000691
  27      0.000436   0.000497   0.000535   0.000577   0.000626   0.000680   0.000725   0.000761
  28      0.000480   0.000550   0.000589   0.000635   0.000688   0.000747   0.000796   0.000838
  29      0.000532   0.000614   0.000656   0.000702   0.000758   0.000817   0.000872   0.000924
  30      0.000595   0.000685   0.000731   0.000779   0.000835   0.000898   0.000957   0.001024
  31      0.000654   0.000752   0.000802   0.000856   0.000916   0.000986   0.001053   0.001135
  32      0.000702   0.000809   0.000863   0.000924   0.000990   0.001067   0.001147   0.001240
  33      0.000749   0.000866   0.000930   0.001000   0.001084   0.001181   0.001279   0.001390
  34      0.000798   0.000921   0.000997   0.001083   0.001191   0.001310   0.001425   0.001566
  35      0.000865   0.000994   0.001082   0.001183   0.001305   0.001439   0.001569   0.001731
  36      0.000936   0.001076   0.001176   0.001290   0.001427   0.001579   0.001725   0.001898
  37      0.001017   0.001173   0.001283   0.001406   0.001555   0.001724   0.001894   0.002065
  38      0.001131   0.001306   0.001418   0.001547   0.001704   0.001888   0.002082   0.002248
  39      0.001260   0.001450   0.001571   0.001711   0.001886   0.002096   0.002323   0.002507
  40      0.001371   0.001582   0.001707   0.001856   0.002048   0.002276   0.002536   0.002767
  41      0.001488   0.001718   0.001862   0.002036   0.002249   0.002513   0.002826   0.003136
  42      0.001641   0.001900   0.002070   0.002269   0.002507   0.002806   0.003163   0.003551
  43      0.001757   0.002058   0.002260   0.002498   0.002781   0.003120   0.003527   0.003998
  44      0.001878   0.002218   0.002466   0.002756   0.003088   0.003476   0.003928   0.004480
  45      0.002008   0.002392   0.002696   0.003039   0.003430   0.003868   0.004379   0.004987
  46      0.002165   0.002590   0.002944   0.003345   0.003800   0.004304   0.004878   0.005531
  47      0.002372   0.002818   0.003207   0.003648   0.004154   0.004712   0.005327   0.006008
  48      0.002613   0.003077   0.003487   0.003968   0.004525   0.005133   0.005814   0.006553
  49      0.002874   0.003360   0.003790   0.004304   0.004903   0.005581   0.006338   0.007160
  50      0.003136   0.003656   0.004119   0.004681   0.005361   0.006142   0.007030   0.007995
  51      0.003480   0.004050   0.004541   0.005160   0.005914   0.006800   0.007809   0.008906
  52      0.003828   0.004450   0.004991   0.005674   0.006515   0.007511   0.008643   0.009869
  53      0.004169   0.004852   0.005462   0.006227   0.007162   0.008258   0.009518   0.010896
  54      0.004507   0.005269   0.005958   0.006824   0.007852   0.009049   0.010440   0.011933
  55      0.004860   0.005708   0.006493   0.007463   0.008595   0.009905   0.011441   0.013027
  56      0.005232   0.006181   0.007070   0.008151   0.009401   0.010843   0.012533   0.014327
  57      0.005631   0.006700   0.007694   0.008901   0.010289   0.011876   0.013742   0.015792
  58      0.006087   0.007269   0.008373   0.009710   0.011248   0.013017   0.015089   0.017349
  59      0.006625   0.007903   0.009110   0.010570   0.012283   0.014268   0.016569   0.019061
  60      0.007244   0.008607   0.009909   0.011502   0.013406   0.015629   0.018188   0.020930
  61      0.007932   0.009377   0.010827   0.012620   0.014803   0.017384   0.020314   0.023542
  62      0.008674   0.010229   0.011842   0.013856   0.016350   0.019295   0.022672   0.026440
  63      0.009442   0.011129   0.012979   0.015315   0.018226   0.021718   0.025713   0.030333
  64      0.010252   0.012087   0.014155   0.016773   0.020081   0.024036   0.028583   0.033946
  65      0.011171   0.013181   0.015533   0.018558   0.022371   0.026977   0.032291   0.038557
  66      0.012267   0.014468   0.017096   0.020460   0.024710   0.029844   0.035793   0.042628
  67      0.013605   0.016046   0.019035   0.022848   0.027651   0.033465   0.040269   0.048018
  68      0.015273   0.017978   0.021302   0.025470   0.030684   0.037001   0.044501   0.052967
  69      0.017266   0.020282   0.024050   0.028677   0.034416   0.041411   0.049868   0.059693
  70      0.019573   0.022931   0.027194   0.032289   0.038573   0.046265   0.055735   0.067248
  71      0.021344   0.025000   0.029849   0.035664   0.042847   0.051644   0.062497   0.074668
  72      0.023273   0.027243   0.032874   0.039651   0.048021   0.058305   0.070550   0.084146
  73      0.025324   0.029636   0.036147   0.043986   0.053689   0.065628   0.078783   0.094601
  74      0.027107   0.031722   0.038950   0.047672   0.058483   0.071233   0.085649   0.103314
  75      0.028496   0.033334   0.041212   0.050734   0.062536   0.075831   0.091595   0.110946
  76      0.029604   0.034624   0.042802   0.052683   0.064903   0.078368   0.094724   0.114782
  77      0.030723   0.035929   0.044411   0.054630   0.067281   0.080938   0.097876   0.118666
  78      0.032532   0.038040   0.046993   0.057794   0.070691   0.085123   0.103038   0.124970
  79      0.035259   0.041205   0.050891   0.062588   0.075844   0.091471   0.110816   0.134537
  80      0.038023   0.044425   0.054869   0.067439   0.081101   0.097900   0.118732   0.144287
  81      0.041525   0.047706   0.056766   0.069721   0.085409   0.105395   0.127336   0.158715
  82      0.044592   0.049356   0.058686   0.073425   0.091948   0.113034   0.140069   0.174587
  83      0.046134   0.051026   0.061804   0.079046   0.098611   0.124336   0.154076   0.192046
  84      0.047695   0.053737   0.066536   0.084775   0.108472   0.136769   0.169484   0.211250
  85      0.050229   0.057851   0.071357   0.093252   0.119319   0.150447   0.186431   0.232375

FEMALE PREFERRED NONSMOKER

Age\Dur      1          2          3          4          5          6          7          8
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.000930   0.000340   0.000261   0.000204   0.000171   0.000159   0.000141   0.000132
   1      0.000340   0.000250   0.000202   0.000166   0.000155   0.000139   0.000131   0.000119
   2      0.000247   0.000193   0.000165   0.000151   0.000135   0.000129   0.000117   0.000109
   3      0.000192   0.000158   0.000149   0.000132   0.000126   0.000116   0.000108   0.000105
   4      0.000156   0.000143   0.000130   0.000122   0.000112   0.000106   0.000104   0.000105
   5      0.000141   0.000125   0.000121   0.000110   0.000103   0.000103   0.000104   0.000112
   6      0.000124   0.000116   0.000108   0.000101   0.000100   0.000103   0.000111   0.000143
   7      0.000115   0.000104   0.000100   0.000097   0.000100   0.000109   0.000141   0.000177
   8      0.000103   0.000095   0.000096   0.000097   0.000106   0.000139   0.000175   0.000227
   9      0.000095   0.000092   0.000096   0.000104   0.000135   0.000172   0.000224   0.000275
  10      0.000091   0.000092   0.000103   0.000132   0.000167   0.000221   0.000271   0.000322
  11      0.000091   0.000098   0.000130   0.000163   0.000215   0.000268   0.000318   0.000363
  12      0.000098   0.000125   0.000161   0.000210   0.000260   0.000314   0.000359   0.000393
  13      0.000124   0.000155   0.000208   0.000254   0.000305   0.000354   0.000388   0.000404
  14      0.000153   0.000199   0.000251   0.000298   0.000343   0.000383   0.000399   0.000364
  15      0.000194   0.000238   0.000289   0.000326   0.000359   0.000387   0.000359   0.000349
  16      0.000235   0.000276   0.000310   0.000335   0.000359   0.000347   0.000344   0.000338
  17      0.000276   0.000300   0.000326   0.000340   0.000334   0.000334   0.000332   0.000328
  18      0.000290   0.000308   0.000342   0.000268   0.000280   0.000279   0.000272   0.000267
  19      0.000283   0.000304   0.000255   0.000255   0.000262   0.000260   0.000256   0.000251
  20      0.000269   0.000221   0.000242   0.000240   0.000244   0.000239   0.000240   0.000235
  21      0.000194   0.000214   0.000237   0.000234   0.000236   0.000232   0.000237   0.000238
  22      0.000185   0.000206   0.000232   0.000229   0.000230   0.000231   0.000233   0.000234
  23      0.000181   0.000200   0.000228   0.000225   0.000229   0.000232   0.000233   0.000237
  24      0.000174   0.000193   0.000222   0.000224   0.000230   0.000236   0.000236   0.000243
  25      0.000169   0.000186   0.000217   0.000222   0.000233   0.000241   0.000245   0.000255
  26      0.000161   0.000178   0.000207   0.000214   0.000231   0.000245   0.000252   0.000266
  27      0.000161   0.000175   0.000204   0.000216   0.000236   0.000256   0.000270   0.000287
  28      0.000164   0.000177   0.000205   0.000220   0.000243   0.000270   0.000287   0.000313
  29      0.000169   0.000181   0.000209   0.000227   0.000256   0.000287   0.000313   0.000345
  30      0.000175   0.000190   0.000221   0.000240   0.000273   0.000313   0.000342   0.000382
  31      0.000179   0.000198   0.000231   0.000254   0.000290   0.000337   0.000373   0.000415
  32      0.000180   0.000201   0.000239   0.000264   0.000305   0.000356   0.000399   0.000446
  33      0.000176   0.000202   0.000243   0.000275   0.000322   0.000378   0.000426   0.000477
  34      0.000171   0.000202   0.000250   0.000287   0.000340   0.000402   0.000453   0.000509
  35      0.000171   0.000208   0.000262   0.000307   0.000365   0.000433   0.000488   0.000551
  36      0.000171   0.000215   0.000278   0.000329   0.000394   0.000468   0.000532   0.000598
  37      0.000177   0.000226   0.000297   0.000355   0.000427   0.000508   0.000576   0.000650
  38      0.000190   0.000247   0.000329   0.000394   0.000474   0.000562   0.000636   0.000721
  39      0.000207   0.000275   0.000366   0.000437   0.000523   0.000622   0.000705   0.000800
  40      0.000223   0.000300   0.000400   0.000478   0.000568   0.000674   0.000767   0.000872
  41      0.000239   0.000324   0.000436   0.000519   0.000617   0.000733   0.000831   0.000943
  42      0.000259   0.000356   0.000478   0.000570   0.000681   0.000808   0.000916   0.001039
  43      0.000274   0.000378   0.000511   0.000612   0.000733   0.000870   0.000983   0.001115
  44      0.000288   0.000400   0.000545   0.000655   0.000782   0.000929   0.001051   0.001190
  45      0.000304   0.000424   0.000579   0.000700   0.000836   0.000993   0.001125   0.001274
  46      0.000320   0.000448   0.000615   0.000747   0.000898   0.001068   0.001211   0.001373
  47      0.000336   0.000476   0.000656   0.000801   0.000972   0.001159   0.001312   0.001487
  48      0.000351   0.000506   0.000704   0.000864   0.001061   0.001269   0.001436   0.001631
  49      0.000368   0.000539   0.000757   0.000937   0.001158   0.001391   0.001585   0.001800
  50      0.000383   0.000577   0.000816   0.001014   0.001258   0.001524   0.001742   0.001980
  51      0.000410   0.000632   0.000900   0.001120   0.001393   0.001697   0.001944   0.002208
  52      0.000441   0.000691   0.000989   0.001233   0.001531   0.001868   0.002141   0.002432
  53      0.000474   0.000753   0.001084   0.001348   0.001671   0.002029   0.002324   0.002642
  54      0.000512   0.000821   0.001182   0.001467   0.001811   0.002186   0.002499   0.002842
  55      0.000554   0.000897   0.001292   0.001596   0.001959   0.002352   0.002676   0.003043
  56      0.000606   0.000983   0.001416   0.001742   0.002122   0.002528   0.002873   0.003268
  57      0.000668   0.001085   0.001561   0.001911   0.002302   0.002737   0.003107   0.003529
  58      0.000742   0.001208   0.001735   0.002108   0.002524   0.002997   0.003393   0.003841
  59      0.000830   0.001352   0.001934   0.002338   0.002794   0.003310   0.003735   0.004202
  60      0.000931   0.001512   0.002154   0.002596   0.003107   0.003667   0.004118   0.004606
  61      0.001046   0.001683   0.002390   0.002879   0.003446   0.004052   0.004532   0.005051
  62      0.001176   0.001861   0.002632   0.003183   0.003793   0.004452   0.004968   0.005532
  63      0.001322   0.002067   0.002905   0.003500   0.004145   0.004852   0.005407   0.006019
  64      0.001487   0.002312   0.003213   0.003830   0.004509   0.005264   0.005854   0.006519
  65      0.001671   0.002570   0.003540   0.004171   0.004898   0.005704   0.006339   0.007079
  66      0.001872   0.002826   0.003858   0.004521   0.005310   0.006193   0.006903   0.007744
  67      0.002094   0.003058   0.004142   0.004872   0.005758   0.006755   0.007577   0.008558
  68      0.002336   0.003272   0.004398   0.005222   0.006242   0.007410   0.008403   0.009565
  69      0.002600   0.003484   0.004649   0.005575   0.006766   0.008163   0.009380   0.010784
  70      0.002883   0.003686   0.004892   0.005928   0.007324   0.008996   0.010506   0.012189
  71      0.003163   0.004041   0.005357   0.006483   0.007996   0.009820   0.011459   0.013294
  72      0.003467   0.004426   0.005859   0.007080   0.008732   0.010713   0.012501   0.014498
  73      0.003792   0.004834   0.006390   0.007720   0.009513   0.011670   0.013612   0.015785
  74      0.004076   0.005188   0.006854   0.008274   0.010195   0.012505   0.014582   0.016900
  75      0.004295   0.005464   0.007215   0.008710   0.010729   0.013155   0.015334   0.017768
  76      0.004473   0.005687   0.007508   0.009062   0.011158   0.013677   0.015938   0.018465
  77      0.004651   0.005912   0.007805   0.009417   0.011590   0.014203   0.016549   0.019167
  78      0.004934   0.006272   0.008277   0.009981   0.012281   0.015048   0.017529   0.020298
  79      0.005358   0.006808   0.008980   0.010827   0.013321   0.016317   0.019002   0.022002
  80      0.005791   0.007354   0.009698   0.011692   0.014380   0.017610   0.020507   0.023741
  81      0.006402   0.008284   0.010697   0.013177   0.016200   0.019288   0.022786   0.026359
  82      0.007212   0.009138   0.012056   0.014845   0.017743   0.021431   0.025299   0.028542
  83      0.007955   0.010298   0.013582   0.016259   0.019715   0.023794   0.027393   0.030453
  84      0.008965   0.011602   0.014876   0.018065   0.021889   0.025764   0.029228   0.031414
  85      0.010100   0.012707   0.016529   0.020058   0.023702   0.027490   0.030150   0.032387

Age\Dur      9          10         11         12         13         14         15         Ult.
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.000120   0.000112   0.000108   0.000108   0.000115   0.000146   0.000181   0.000233
   1      0.000110   0.000108   0.000108   0.000115   0.000146   0.000181   0.000233   0.000282
   2      0.000106   0.000108   0.000115   0.000146   0.000181   0.000233   0.000282   0.000331
   3      0.000106   0.000115   0.000146   0.000181   0.000233   0.000282   0.000331   0.000372
   4      0.000113   0.000146   0.000181   0.000233   0.000282   0.000331   0.000372   0.000403
   5      0.000144   0.000181   0.000233   0.000282   0.000331   0.000372   0.000403   0.000414
   6      0.000179   0.000233   0.000282   0.000331   0.000372   0.000403   0.000414   0.000358
   7      0.000230   0.000282   0.000331   0.000372   0.000403   0.000414   0.000361   0.000344
   8      0.000278   0.000331   0.000372   0.000403   0.000414   0.000364   0.000347   0.000333
   9      0.000326   0.000372   0.000403   0.000414   0.000367   0.000349   0.000335   0.000326
  10      0.000368   0.000403   0.000414   0.000369   0.000352   0.000338   0.000328   0.000315
  11      0.000398   0.000414   0.000372   0.000355   0.000341   0.000331   0.000318   0.000308
  12      0.000409   0.000375   0.000357   0.000343   0.000333   0.000320   0.000311   0.000295
  13      0.000370   0.000360   0.000345   0.000336   0.000322   0.000313   0.000298   0.000304
  14      0.000355   0.000349   0.000338   0.000326   0.000315   0.000300   0.000306   0.000309
  15      0.000343   0.000338   0.000328   0.000318   0.000302   0.000309   0.000312   0.000316
  16      0.000333   0.000330   0.000318   0.000304   0.000311   0.000314   0.000318   0.000322
  17      0.000325   0.000322   0.000309   0.000315   0.000318   0.000322   0.000325   0.000322
  18      0.000263   0.000259   0.000253   0.000264   0.000275   0.000285   0.000291   0.000296
  19      0.000249   0.000249   0.000245   0.000260   0.000273   0.000285   0.000294   0.000304
  20      0.000237   0.000241   0.000239   0.000256   0.000269   0.000287   0.000303   0.000318
  21      0.000244   0.000252   0.000255   0.000269   0.000285   0.000304   0.000327   0.000345
  22      0.000242   0.000253   0.000262   0.000278   0.000298   0.000324   0.000354   0.000381
  23      0.000246   0.000260   0.000274   0.000290   0.000318   0.000350   0.000380   0.000416
  24      0.000255   0.000274   0.000296   0.000315   0.000350   0.000389   0.000425   0.000466
  25      0.000271   0.000294   0.000322   0.000351   0.000394   0.000439   0.000479   0.000526
  26      0.000285   0.000314   0.000347   0.000386   0.000430   0.000482   0.000530   0.000577
  27      0.000313   0.000348   0.000385   0.000428   0.000478   0.000535   0.000688   0.000635
  28      0.000345   0.000385   0.000424   0.000471   0.000525   0.000587   0.000644   0.000700
  29      0.000382   0.000430   0.000473   0.000521   0.000578   0.000643   0.000706   0.000772
  30      0.000427   0.000480   0.000527   0.000578   0.000638   0.000706   0.000775   0.000855
  31      0.000469   0.000526   0.000577   0.000635   0.000699   0.000775   0.000853   0.000948
  32      0.000504   0.000566   0.000622   0.000685   0.000756   0.000839   0.000929   0.001036
  33      0.000537   0.000606   0.000670   0.000742   0.000827   0.000929   0.001036   0.001160
  34      0.000573   0.000644   0.000719   0.000803   0.000909   0.001030   0.001155   0.001308
  35      0.000621   0.000696   0.000779   0.000877   0.000996   0.001132   0.001271   0.001446
  36      0.000671   0.000753   0.000848   0.000956   0.001090   0.001242   0.001398   0.001585
  37      0.000730   0.000821   0.000924   0.001042   0.001188   0.001356   0.001534   0.001724
  38      0.000812   0.000914   0.001021   0.001147   0.001301   0.001485   0.001686   0.001878
  39      0.000905   0.001015   0.001131   0.001269   0.001439   0.001649   0.001882   0.002094
  40      0.000984   0.001107   0.001230   0.001376   0.001563   0.001790   0.002055   0.002311
  41      0.001068   0.001202   0.001341   0.001509   0.001717   0.001976   0.002290   0.002619
  42      0.001178   0.001330   0.001491   0.001682   0.001914   0.002207   0.002563   0.002967
  43      0.001262   0.001441   0.001628   0.001852   0.002123   0.002454   0.002858   0.003339
  44      0.001347   0.001553   0.001776   0.002044   0.002358   0.002733   0.003183   0.003742
  45      0.001441   0.001675   0.001943   0.002254   0.002619   0.003042   0.003548   0.004165
  46      0.001554   0.001813   0.002121   0.002481   0.002901   0.003384   0.003953   0.004620
  47      0.001702   0.001973   0.002310   0.002705   0.003172   0.003705   0.004317   0.005019
  48      0.001876   0.002154   0.002511   0.002942   0.003455   0.004037   0.004712   0.005474
  49      0.002063   0.002352   0.002730   0.003191   0.003744   0.004389   0.005136   0.005980
  50      0.002251   0.002559   0.002967   0.003471   0.004093   0.004830   0.005696   0.006678
  51      0.002498   0.002835   0.003272   0.003826   0.004515   0.005347   0.006328   0.007438
  52      0.002748   0.003114   0.003596   0.004207   0.004974   0.005906   0.007004   0.008244
  53      0.002992   0.003397   0.003935   0.004617   0.005468   0.006494   0.007713   0.009101
  54      0.003235   0.003688   0.004292   0.005060   0.005995   0.007116   0.008460   0.009967
  55      0.003489   0.003995   0.004677   0.005534   0.006562   0.007789   0.009271   0.010880
  56      0.003755   0.004327   0.005092   0.006044   0.007178   0.008527   0.010156   0.011967
  57      0.004042   0.004690   0.005543   0.006600   0.007855   0.009340   0.011136   0.013191
  58      0.004368   0.005089   0.006031   0.007200   0.008588   0.010237   0.012227   0.014492
  59      0.004755   0.005532   0.006562   0.007837   0.009378   0.011220   0.013426   0.015921
  60      0.005200   0.006025   0.007138   0.008529   0.010236   0.012292   0.014738   0.017482
  61      0.005693   0.006564   0.007799   0.009357   0.011302   0.013671   0.016461   0.019664
  62      0.006225   0.007161   0.008531   0.010275   0.012483   0.015174   0.018372   0.022084
  63      0.006777   0.007790   0.009349   0.011356   0.013915   0.017079   0.020836   0.025336
  64      0.007358   0.008461   0.010196   0.012437   0.015332   0.018903   0.023162   0.028354
  65      0.008018   0.009227   0.011189   0.013760   0.017080   0.021215   0.026166   0.032206
  66      0.008804   0.010127   0.012315   0.015171   0.018865   0.023470   0.029004   0.035605
  67      0.009764   0.011232   0.013711   0.016942   0.021111   0.026317   0.032631   0.040108
  68      0.010962   0.012585   0.015344   0.018886   0.023427   0.029098   0.036060   0.044241
  69      0.012392   0.014198   0.017324   0.021264   0.026276   0.032566   0.040409   0.049859
  70      0.014048   0.016052   0.019589   0.023942   0.029450   0.036384   0.045163   0.056170
  71      0.015319   0.017500   0.021501   0.026444   0.032713   0.040614   0.050642   0.061521
  72      0.016704   0.019070   0.023680   0.029401   0.036664   0.045852   0.057213   0.068357
  73      0.018175   0.020745   0.026038   0.032615   0.040991   0.051611   0.062974   0.075896
  74      0.019455   0.022206   0.028057   0.035348   0.044652   0.056394   0.067777   0.082180
  75      0.020452   0.023334   0.029687   0.037618   0.047746   0.059517   0.071937   0.087684
  76      0.021247   0.024237   0.030832   0.039064   0.049553   0.061239   0.074126   0.090451
  77      0.022050   0.025150   0.031991   0.040507   0.051373   0.062984   0.076332   0.093252
  78      0.023349   0.026628   0.033850   0.042853   0.054348   0.065828   0.079943   0.097798
  79      0.025306   0.028843   0.036658   0.046408   0.058190   0.070136   0.085385   0.104698
  80      0.027290   0.031098   0.039524   0.050025   0.061656   0.074501   0.090923   0.111729
  81      0.029550   0.033181   0.040771   0.051574   0.064662   0.079757   0.097029   0.122902
  82      0.031529   0.034228   0.042034   0.054088   0.069224   0.085113   0.106732   0.135192
  83      0.032524   0.035288   0.044083   0.057904   0.073873   0.093625   0.117405   0.148712
  84      0.033531   0.037008   0.047193   0.061793   0.081260   0.102987   0.129146   0.163583
  85      0.035165   0.039619   0.050362   0.067972   0.089386   0.113286   0.142061   0.179941

FEMALE STANDARD SMOKER

Age\Dur       1          2          3          4          5          6          7          8
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.000930   0.000340   0.000261   0.000204   0.000171   0.000159   0.000141   0.000132
   1      0.000340   0.000250   0.000202   0.000166   0.000155   0.000139   0.000131   0.000119
   2      0.000247   0.000193   0.000165   0.000151   0.000135   0.000129   0.000117   0.000109
   3      0.000192   0.000158   0.000149   0.000132   0.000126   0.000116   0.000108   0.000105
   4      0.000156   0.000143   0.000130   0.000122   0.000112   0.000106   0.000104   0.000105
   5      0.000141   0.000125   0.000121   0.000110   0.000103   0.000103   0.000104   0.000112
   6      0.000124   0.000116   0.000108   0.000101   0.000100   0.000103   0.000111   0.000143
   7      0.000115   0.000104   0.000100   0.000097   0.000100   0.000109   0.000141   0.000177
   8      0.000103   0.000095   0.000096   0.000097   0.000106   0.000139   0.000175   0.000227
   9      0.000095   0.000092   0.000096   0.000104   0.000135   0.000172   0.000224   0.000275
  10      0.000091   0.000092   0.000103   0.000132   0.000167   0.000221   0.000271   0.000322
  11      0.000091   0.000098   0.000130   0.000163   0.000215   0.000268   0.000318   0.000363
  12      0.000098   0.000125   0.000161   0.000210   0.000260   0.000314   0.000359   0.000393
  13      0.000124   0.000155   0.000208   0.000254   0.000305   0.000354   0.000388   0.000404
  14      0.000153   0.000199   0.000251   0.000298   0.000343   0.000383   0.000399   0.000364
  15      0.000236   0.000296   0.000356   0.000401   0.000444   0.000481   0.000684   0.000673
  16      0.000286   0.000344   0.000383   0.000412   0.000444   0.000667   0.000668   0.000664
  17      0.000336   0.000373   0.000401   0.000419   0.000636   0.000654   0.000655   0.000656
  18      0.000352   0.000379   0.000420   0.000747   0.000800   0.000808   0.000810   0.000821
  19      0.000343   0.000374   0.000702   0.000725   0.000761   0.000767   0.000776   0.000786
  20      0.000326   0.000611   0.000680   0.000695   0.000722   0.000716   0.000741   0.000751
  21      0.000501   0.000603   0.000678   0.000689   0.000711   0.000707   0.000747   0.000781
  22      0.000486   0.000590   0.000673   0.000685   0.000707   0.000721   0.000754   0.000791
  23      0.000484   0.000583   0.000675   0.000687   0.000719   0.000744   0.000782   0.000831
  24      0.000472   0.000573   0.000667   0.000698   0.000741   0.000780   0.000820   0.000882
  25      0.000467   0.000561   0.000667   0.000709   0.000775   0.000827   0.000880   0.000955
  26      0.000453   0.000548   0.000655   0.000709   0.000796   0.000869   0.000932   0.001018
  27      0.000463   0.000554   0.000665   0.000740   0.000841   0.000935   0.001021   0.001120
  28      0.000484   0.000578   0.000693   0.000779   0.000891   0.001009   0.001106   0.001238
  29      0.000514   0.000612   0.000731   0.000828   0.000962   0.001093   0.001223   0.001381
  30      0.000554   0.000666   0.000798   0.000896   0.001042   0.001208   0.001353   0.001549
  31      0.000587   0.000716   0.000850   0.000967   0.001124   0.001315   0.001495   0.001703
  32      0.000606   0.000744   0.000896   0.001018   0.001196   0.001408   0.001618   0.001857
  33      0.000607   0.000759   0.000926   0.001075   0.001282   0.001515   0.001753   0.002010
  34      0.000598   0.000770   0.000962   0.001136   0.001370   0.001633   0.001887   0.002172
  35      0.000606   0.000803   0.001022   0.001232   0.001487   0.001782   0.002058   0.002370
  36      0.000615   0.000842   0.001098   0.001334   0.001629   0.001947   0.002260   0.002594
  37      0.000644   0.000896   0.001190   0.001459   0.001785   0.002133   0.002467   0.002841
  38      0.000701   0.000992   0.001337   0.001639   0.001998   0.002379   0.002748   0.003165
  39      0.000774   0.001120   0.001504   0.001834   0.002225   0.002656   0.003058   0.003500
  40      0.000847   0.001236   0.001656   0.002022   0.002436   0.002887   0.003315   0.003796
  41      0.000917   0.001345   0.001822   0.002213   0.002655   0.003127   0.003573   0.004090
  42      0.001003   0.001489   0.002013   0.002441   0.002920   0.003436   0.003926   0.004487
  43      0.001070   0.001595   0.002160   0.002609   0.003128   0.003681   0.004196   0.004795
  44      0.001134   0.001694   0.002294   0.002782   0.003326   0.003917   0.004466   0.005079
  45      0.001201   0.001790   0.002431   0.002962   0.003540   0.004170   0.004743   0.005370
  46      0.001261   0.001883   0.002569   0.003149   0.003789   0.004447   0.005044   0.005711
  47      0.001318   0.001993   0.002730   0.003362   0.004068   0.004765   0.005393   0.006109
  48      0.001372   0.002111   0.002917   0.003596   0.004385   0.005153   0.005828   0.006588
  49      0.001429   0.002240   0.003111   0.003851   0.004725   0.005580   0.006322   0.007143
  50      0.001484   0.002377   0.003313   0.004116   0.005066   0.006007   0.006832   0.007718
  51      0.001575   0.002569   0.003608   0.004487   0.005514   0.006573   0.007487   0.008451
  52      0.001671   0.002777   0.003915   0.004859   0.005957   0.007107   0.008098   0.009095
  53      0.001775   0.002988   0.004216   0.005218   0.006387   0.007580   0.008589   0.009651
  54      0.001893   0.003201   0.004520   0.005579   0.006797   0.007981   0.009018   0.010179
  55      0.002015   0.003435   0.004853   0.005959   0.007183   0.008384   0.009470   0.010688
  56      0.002163   0.003699   0.005221   0.006356   0.007597   0.008839   0.009968   0.011247
  57      0.002343   0.004008   0.005623   0.006809   0.008084   0.009380   0.010564   0.011897
  58      0.002555   0.004362   0.006103   0.007367   0.008690   0.010065   0.011303   0.012680
  59      0.002794   0.004767   0.006671   0.008011   0.009428   0.010891   0.012182   0.013573
  60      0.003058   0.005227   0.007287   0.008715   0.010270   0.011816   0.013145   0.014558
  61      0.003371   0.005706   0.007922   0.009468   0.011154   0.012776   0.014151   0.015609
  62      0.003717   0.006183   0.008547   0.010249   0.012014   0.013734   0.015168   0.016706
  63      0.004094   0.006728   0.009237   0.011030   0.012842   0.014635   0.016132   0.017755
  64      0.004510   0.007366   0.010000   0.011809   0.013662   0.015516   0.017060   0.018773
  65      0.004965   0.008016   0.010776   0.012575   0.014500   0.016422   0.018035   0.019887
  66      0.005443   0.008621   0.011485   0.013318   0.015358   0.017406   0.019159   0.021213
  67      0.005956   0.009122   0.012049   0.014019   0.016255   0.018522   0.020506   0.022841
  68      0.006497   0.009538   0.012496   0.014670   0.017191   0.019810   0.022159   0.025027
  69      0.007066   0.009919   0.012895   0.015278   0.018169   0.021263   0.024248   0.027644
  70      0.007652   0.010247   0.013237   0.015840   0.019163   0.022973   0.026609   0.030606
  71      0.008196   0.010959   0.014134   0.016879   0.020511   0.024570   0.028430   0.032679
  72      0.008766   0.011702   0.015061   0.018071   0.021943   0.026257   0.030383   0.034876
  73      0.009347   0.012454   0.016105   0.019305   0.023417   0.028002   0.032353   0.037138
  74      0.009788   0.013101   0.016924   0.020266   0.024569   0.029360   0.033899   0.038872
  75      0.010112   0.013521   0.017451   0.020886   0.025301   0.030210   0.034846   0.039935
  76      0.010318   0.013783   0.017779   0.021264   0.025739   0.030704   0.035393   0.040530
  77      0.010509   0.014029   0.018085   0.021614   0.026135   0.031157   0.035888   0.041059
  78      0.010916   0.014562   0.018758   0.022395   0.027061   0.032239   0.037099   0.042412
  79      0.011599   0.015462   0.019896   0.023739   0.028664   0.034116   0.039231   0.044814
  80      0.012261   0.016328   0.020996   0.025034   0.030199   0.035915   0.041267   0.047106
  81      0.013252   0.017972   0.022618   0.027534   0.033186   0.039073   0.045522   0.052190
  82      0.014587   0.019360   0.024877   0.030258   0.036103   0.043100   0.050435   0.056115
  83      0.015713   0.021294   0.027337   0.032917   0.039825   0.047753   0.054227   0.059278
  84      0.017282   0.023400   0.029740   0.036311   0.044124   0.051343   0.057283   0.060279
  85      0.018992   0.025457   0.032806   0.040231   0.047441   0.054237   0.058251   0.061225

Age\Dur      9          10         11         12         13         14         15         Ult.
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.000120   0.000112   0.000108   0.000108   0.000115   0.000146   0.000181   0.000233
   1      0.000110   0.000108   0.000108   0.000115   0.000146   0.000181   0.000233   0.000282
   2      0.000106   0.000108   0.000115   0.000146   0.000181   0.000233   0.000282   0.000331
   3      0.000106   0.000115   0.000146   0.000181   0.000233   0.000282   0.000331   0.000372
   4      0.000113   0.000146   0.000181   0.000233   0.000282   0.000331   0.000372   0.000403
   5      0.000144   0.000181   0.000233   0.000282   0.000331   0.000372   0.000403   0.000414
   6      0.000179   0.000233   0.000282   0.000331   0.000372   0.000403   0.000414   0.000358
   7      0.000230   0.000282   0.000331   0.000372   0.000403   0.000414   0.000361   0.000344
   8      0.000278   0.000331   0.000372   0.000403   0.000414   0.000364   0.000347   0.000333
   9      0.000326   0.000372   0.000403   0.000414   0.000367   0.000349   0.000335   0.000326
  10      0.000368   0.000403   0.000414   0.000369   0.000352   0.000338   0.000328   0.000315
  11      0.000398   0.000414   0.000372   0.000355   0.000341   0.000331   0.000318   0.000308
  12      0.000409   0.000375   0.000357   0.000343   0.000333   0.000320   0.000311   0.000295
  13      0.000370   0.000360   0.000345   0.000336   0.000322   0.000313   0.000298   0.000304
  14      0.000355   0.000349   0.000338   0.000326   0.000315   0.000300   0.000306   0.000309
  15      0.000669   0.000664   0.000659   0.000654   0.000638   0.000673   0.000703   0.000743
  16      0.000659   0.000661   0.000649   0.000640   0.000675   0.000706   0.000745   0.000785
  17      0.000656   0.000657   0.000646   0.000681   0.000711   0.000749   0.000788   0.000807
  18      0.000833   0.000846   0.000830   0.000872   0.000915   0.000957   0.000979   0.000992
  19      0.000806   0.000836   0.000829   0.000889   0.000940   0.000986   0.001014   0.001039
  20      0.000788   0.000836   0.000839   0.000906   0.000954   0.001015   0.001063   0.001100
  21      0.000837   0.000904   0.000925   0.000978   0.001034   0.001093   0.001163   0.001211
  22      0.000860   0.000941   0.000978   0.001028   0.001100   0.001182   0.001275   0.001353
  23      0.000903   0.000997   0.001047   0.001100   0.001192   0.001294   0.001388   0.001496
  24      0.000966   0.001073   0.001151   0.001209   0.001330   0.001457   0.001572   0.001701
  25      0.001052   0.001173   0.001269   0.001367   0.001515   0.001667   0.001794   0.001941
  26      0.001126   0.001270   0.001386   0.001523   0.001677   0.001853   0.002011   0.002158
  27      0.001252   0.001425   0.001559   0.001711   0.001888   0.002083   0.002256   0.002394
  28      0.001397   0.001598   0.001738   0.001906   0.002097   0.002315   0.002494   0.002661
  29      0.001568   0.001808   0.001964   0.002136   0.002339   0.002555   0.002756   0.002958
  30      0.001775   0.002043   0.002215   0.002401   0.002601   0.002830   0.003050   0.003290
  31      0.001976   0.002271   0.002459   0.002656   0.002876   0.003130   0.003370   0.003631
  32      0.002149   0.002474   0.002670   0.002893   0.003133   0.003402   0.003657   0.003953
  33      0.002320   0.002670   0.002900   0.003154   0.003442   0.003751   0.004060   0.004410
  34      0.002495   0.002861   0.003136   0.003429   0.003768   0.004142   0.004506   0.004950
  35      0.002726   0.003114   0.003413   0.003730   0.004113   0.004532   0.004939   0.005450
  36      0.002971   0.003386   0.003699   0.004051   0.004482   0.004954   0.005412   0.005928
  37      0.003243   0.003676   0.004016   0.004398   0.004863   0.005388   0.005890   0.006367
  38      0.003592   0.004075   0.004419   0.004821   0.005305   0.005852   0.006394   0.006847
  39      0.003987   0.004507   0.004878   0.005310   0.005823   0.006418   0.007048   0.007539
  40      0.004320   0.004897   0.005280   0.005713   0.006245   0.006881   0.007598   0.008177
  41      0.004668   0.005296   0.005711   0.006189   0.006774   0.007499   0.008321   0.009108
  42      0.005126   0.005812   0.006273   0.006811   0.007454   0.008233   0.009151   0.010133
  43      0.005447   0.006217   0.006763   0.007403   0.008129   0.008995   0.010025   0.011201
  44      0.005747   0.006616   0.007286   0.008029   0.008871   0.009842   0.010962   0.012264
  45      0.006070   0.007046   0.007831   0.008702   0.009679   0.010757   0.011941   0.013329
  46      0.006463   0.007497   0.008401   0.009409   0.010530   0.011693   0.012988   0.014499
  47      0.006957   0.008017   0.008988   0.010074   0.011248   0.012499   0.013911   0.015442
  48      0.007533   0.008598   0.009596   0.010706   0.011962   0.013355   0.014887   0.016505
  49      0.008137   0.009218   0.010193   0.011337   0.012713   0.014236   0.015902   0.017665
  50      0.008719   0.009801   0.010816   0.012094   0.013628   0.015354   0.017279   0.019314
  51      0.009454   0.010600   0.011697   0.013072   0.014731   0.016652   0.018795   0.021055
  52      0.010154   0.011423   0.012605   0.014086   0.015899   0.018009   0.020357   0.022828
  53      0.010844   0.012213   0.013517   0.015143   0.017114   0.019378   0.021933   0.024644
  54      0.011497   0.012995   0.014442   0.016250   0.018361   0.020775   0.023522   0.026374
  55      0.012149   0.013791   0.015411   0.017393   0.019662   0.022234   0.025190   0.028121
  56      0.012810   0.014626   0.016421   0.018585   0.021031   0.023786   0.026952   0.030194
  57      0.013502   0.015514   0.017486   0.019844   0.022491   0.025449   0.028852   0.032469
  58      0.014281   0.016468   0.018605   0.021153   0.024017   0.027228   0.030904   0.034780
  59      0.015210   0.017507   0.019782   0.022492   0.025604   0.029117   0.033088   0.037230
  60      0.016261   0.018630   0.021018   0.023894   0.027261   0.031098   0.035389   0.040078
  61      0.017398   0.019826   0.022419   0.025575   0.029351   0.033703   0.038751   0.044166
  62      0.018584   0.021114   0.023922   0.027381   0.031587   0.036672   0.042373   0.048587
  63      0.019750   0.022408   0.025562   0.029487   0.034517   0.040441   0.047073   0.054571
  64      0.020918   0.023730   0.027164   0.031659   0.037262   0.043842   0.051228   0.059762
  65      0.022224   0.025215   0.029222   0.034319   0.040661   0.048173   0.056631   0.066392
  66      0.023779   0.027131   0.031511   0.037061   0.043968   0.052148   0.061397   0.071754
  67      0.025853   0.029483   0.034366   0.040518   0.048145   0.057194   0.067528   0.078984
  68      0.028438   0.032357   0.037652   0.044199   0.052258   0.061820   0.072921   0.085082
  69      0.031489   0.035738   0.041598   0.048673   0.057299   0.067610   0.079801   0.093581
  70      0.034947   0.039537   0.046006   0.053576   0.062754   0.073765   0.087045   0.102837
  71      0.037291   0.042160   0.049365   0.057826   0.068074   0.080361   0.095207   0.111877
  72      0.039772   0.044913   0.053128   0.062785   0.074461   0.088496   0.105202   0.123410
  73      0.042305   0.047743   0.057048   0.067973   0.081203   0.097100   0.115000   0.136731
  74      0.044251   0.049907   0.059993   0.071858   0.086224   0.103424   0.123168   0.147011
  75      0.045429   0.051181   0.061918   0.074545   0.089816   0.108461   0.129673   0.155297
  76      0.046060   0.051857   0.062686   0.075410   0.091555   0.110324   0.131891   0.157919
  77      0.046626   0.052453   0.063360   0.076803   0.093213   0.112096   0.133984   0.160398
  78      0.048127   0.054101   0.065849   0.079791   0.096802   0.115965   0.138631   0.167419
  79      0.050814   0.057557   0.070030   0.084825   0.102857   0.122530   0.147814   0.178664
  80      0.053821   0.060941   0.074120   0.089733   0.108173   0.130029   0.157005   0.189882
  81      0.057867   0.064376   0.075371   0.091141   0.112908   0.138763   0.166863   0.208871
  82      0.061129   0.065463   0.076555   0.095131   0.120491   0.147476   0.183550   0.229758
  83      0.062161   0.066491   0.079905   0.101521   0.128057   0.162224   0.201904   0.252733
  84      0.063137   0.069400   0.085272   0.107895   0.140863   0.178446   0.222095   0.278007
  85      0.065901   0.074062   0.090626   0.118684   0.154949   0.196291   0.244305   0.305808

FEMALE PREFERRED SMOKER
Age/Dur       1          2          3          4          5          6          7          8
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.000930   0.000340   0.000261   0.000204   0.000171   0.000159   0.000141   0.000132
   1      0.000340   0.000250   0.000202   0.000166   0.000155   0.000139   0.000131   0.000119
   2      0.000247   0.000193   0.000165   0.000151   0.000135   0.000129   0.000117   0.000109
   3      0.000192   0.000158   0.000149   0.000132   0.000126   0.000116   0.000108   0.000105
   4      0.000156   0.000143   0.000130   0.000122   0.000112   0.000106   0.000104   0.000105
   5      0.000141   0.000125   0.000121   0.000110   0.000103   0.000103   0.000104   0.000112
   6      0.000124   0.000116   0.000108   0.000101   0.000100   0.000103   0.000111   0.000143
   7      0.000115   0.000104   0.000100   0.000097   0.000100   0.000109   0.000141   0.000177
   8      0.000103   0.000095   0.000096   0.000097   0.000106   0.000139   0.000175   0.000227
   9      0.000095   0.000092   0.000096   0.000104   0.000135   0.000172   0.000224   0.000275
  10      0.000091   0.000092   0.000103   0.000132   0.000167   0.000221   0.000271   0.000322
  11      0.000091   0.000098   0.000130   0.000163   0.000215   0.000268   0.000318   0.000363
  12      0.000098   0.000125   0.000161   0.000210   0.000260   0.000314   0.000359   0.000393
  13      0.000124   0.000155   0.000208   0.000254   0.000305   0.000354   0.000388   0.000404
  14      0.000153   0.000199   0.000251   0.000298   0.000343   0.000383   0.000399   0.000364
  15      0.000236   0.000296   0.000356   0.000401   0.000444   0.000481   0.000684   0.000673
  16      0.000286   0.000344   0.000383   0.000412   0.000444   0.000667   0.000668   0.000664
  17      0.000336   0.000373   0.000401   0.000419   0.000636   0.000654   0.000655   0.000656
  18      0.000352   0.000374   0.000388   0.000439   0.000461   0.000463   0.000459   0.000459
  19      0.000343   0.000369   0.000418   0.000427   0.000439   0.000439   0.000439   0.000439
  20      0.000326   0.000389   0.000405   0.000409   0.000416   0.000410   0.000419   0.000420
  21      0.000342   0.000384   0.000404   0.000405   0.000410   0.000405   0.000423   0.000437
  22      0.000332   0.000376   0.000401   0.000403   0.000408   0.000413   0.000427   0.000443
  23      0.000330   0.000371   0.000402   0.000404   0.000415   0.000426   0.000442   0.000465
  24      0.000322   0.000365   0.000397   0.000410   0.000428   0.000446   0.000464   0.000493
  25      0.000319   0.000357   0.000397   0.000417   0.000448   0.000474   0.000498   0.000534
  26      0.000309   0.000349   0.000390   0.000417   0.000459   0.000498   0.000528   0.000569
  27      0.000316   0.000353   0.000396   0.000435   0.000485   0.000536   0.000578   0.000626
  28      0.000331   0.000368   0.000413   0.000458   0.000514   0.000578   0.000626   0.000692
  29      0.000351   0.000390   0.000436   0.000487   0.000555   0.000626   0.000692   0.000772
  30      0.000379   0.000424   0.000475   0.000527   0.000601   0.000692   0.000766   0.000866
  31      0.000400   0.000456   0.000507   0.000569   0.000649   0.000753   0.000846   0.000953
  32      0.000414   0.000474   0.000534   0.000599   0.000690   0.000807   0.000916   0.001038
  33      0.000415   0.000483   0.000552   0.000632   0.000740   0.000868   0.000992   0.001124
  34      0.000409   0.000490   0.000573   0.000668   0.000791   0.000935   0.001068   0.001215
  35      0.000414   0.000511   0.000609   0.000725   0.000858   0.001021   0.001164   0.001325
  36      0.000420   0.000536   0.000654   0.000785   0.000940   0.001115   0.001278   0.001450
  37      0.000440   0.000571   0.000708   0.000858   0.001030   0.001222   0.001396   0.001588
  38      0.000479   0.000631   0.000796   0.000964   0.001153   0.001362   0.001555   0.001769
  39      0.000529   0.000714   0.000896   0.001079   0.001284   0.001522   0.001730   0.001957
  40      0.000578   0.000787   0.000986   0.001189   0.001406   0.001654   0.001876   0.002122
  41      0.000626   0.000857   0.001085   0.001301   0.001532   0.001791   0.002022   0.002286
  42      0.000685   0.000948   0.001199   0.001436   0.001685   0.001968   0.002221   0.002509
  43      0.000731   0.001016   0.001287   0.001535   0.001805   0.002109   0.002374   0.002680
  44      0.000775   0.001079   0.001366   0.001636   0.001919   0.002243   0.002527   0.002839
  45      0.000820   0.001140   0.001448   0.001742   0.002043   0.002389   0.002684   0.003002
  46      0.000861   0.001199   0.001530   0.001852   0.002186   0.002548   0.002854   0.003193
  47      0.000900   0.001269   0.001626   0.001977   0.002347   0.002730   0.003052   0.003416
  48      0.000937   0.001345   0.001738   0.002115   0.002530   0.002951   0.003298   0.003683
  49      0.000976   0.001426   0.001853   0.002265   0.002727   0.003197   0.003578   0.003994
  50      0.001014   0.001513   0.001973   0.002421   0.002923   0.003441   0.003866   0.004315
  51      0.001076   0.001636   0.002149   0.002639   0.003182   0.003765   0.004237   0.004725
  52      0.001142   0.001769   0.002332   0.002858   0.003438   0.004071   0.004582   0.005085
  53      0.001213   0.001903   0.002512   0.003069   0.003685   0.004342   0.004860   0.005395
  54      0.001293   0.002038   0.002692   0.003281   0.003922   0.004571   0.005103   0.005691
  55      0.001376   0.002188   0.002891   0.003504   0.004145   0.004802   0.005359   0.005975
  56      0.001477   0.002356   0.003110   0.003738   0.004384   0.005063   0.005640   0.006289
  57      0.001601   0.002553   0.003349   0.004004   0.004665   0.005373   0.005977   0.006651
  58      0.001746   0.002777   0.003635   0.004333   0.005015   0.005766   0.006396   0.007089
  59      0.001908   0.003036   0.003974   0.004711   0.005440   0.006239   0.006893   0.007589
  60      0.002089   0.003329   0.004341   0.005126   0.005926   0.006768   0.007438   0.008139
  61      0.002303   0.003634   0.004718   0.005569   0.006436   0.007319   0.008007   0.008727
  62      0.002539   0.003938   0.005091   0.006028   0.006933   0.007867   0.008583   0.009340
  63      0.002797   0.004284   0.005502   0.006487   0.007410   0.008383   0.009129   0.009926
  64      0.003081   0.004691   0.005956   0.006946   0.007883   0.008888   0.009654   0.010495
  65      0.003392   0.005105   0.006419   0.007396   0.008367   0.009407   0.010206   0.011119
  66      0.003718   0.005490   0.006841   0.007833   0.008862   0.009970   0.010841   0.011860
  67      0.004069   0.005809   0.007177   0.008246   0.009379   0.010610   0.011604   0.012770
  68      0.004438   0.006074   0.007443   0.008628   0.009920   0.011347   0.012539   0.013992
  69      0.004827   0.006317   0.007680   0.008986   0.010484   0.012180   0.013721   0.015456
  70      0.005227   0.006526   0.007884   0.009316   0.011058   0.013159   0.015057   0.017111
  71      0.005599   0.006979   0.008419   0.009927   0.011836   0.014074   0.016087   0.018270
  72      0.005988   0.007452   0.008971   0.010628   0.012662   0.015040   0.017181   0.019499
  73      0.006385   0.007931   0.009593   0.011354   0.013513   0.016040   0.018307   0.020764
  74      0.006686   0.008343   0.010080   0.011919   0.014177   0.016818   0.019182   0.021733
  75      0.006907   0.008611   0.010394   0.012284   0.014600   0.017305   0.019718   0.022327
  76      0.007049   0.008778   0.010589   0.012507   0.014852   0.017588   0.020028   0.022660
  77      0.007179   0.008934   0.010772   0.012712   0.015081   0.017847   0.020308   0.022955
  78      0.007457   0.009274   0.011173   0.013172   0.015616   0.018467   0.020993   0.023712
  79      0.007923   0.009847   0.011851   0.013962   0.016540   0.019542   0.022199   0.025055
  80      0.008376   0.010398   0.012506   0.014723   0.017426   0.020573   0.023352   0.026337
  81      0.009053   0.011446   0.013472   0.016194   0.019149   0.022323   0.025687   0.029103
  82      0.009965   0.012329   0.014817   0.017795   0.020778   0.024555   0.028384   0.031236
  83      0.010734   0.013561   0.016283   0.019309   0.022855   0.027133   0.030465   0.032956
  84      0.011806   0.014902   0.017667   0.021239   0.025255   0.029122   0.032143   0.033501
  85      0.012974   0.016170   0.019434   0.023469   0.027107   0.030726   0.032674   0.034015

FEMALE PREFERRED SMOKER
Age/Dur       9         10         11         12         13         14         15         Ult
-------   --------   --------   --------   --------   --------   --------   --------   --------
   0      0.000120   0.000112   0.000108   0.000108   0.000115   0.000146   0.000181   0.000233
   1      0.000110   0.000108   0.000108   0.000115   0.000146   0.000181   0.000233   0.000282
   2      0.000106   0.000108   0.000115   0.000146   0.000181   0.000233   0.000282   0.000331
   3      0.000106   0.000115   0.000146   0.000181   0.000233   0.000282   0.000331   0.000372
   4      0.000113   0.000146   0.000181   0.000233   0.000282   0.000331   0.000372   0.000403
   5      0.000144   0.000181   0.000233   0.000282   0.000331   0.000372   0.000403   0.000414
   6      0.000179   0.000233   0.000282   0.000331   0.000372   0.000403   0.000414   0.000358
   7      0.000230   0.000282   0.000331   0.000372   0.000403   0.000414   0.000361   0.000344
   8      0.000278   0.000331   0.000372   0.000403   0.000414   0.000364   0.000347   0.000333
   9      0.000326   0.000372   0.000403   0.000414   0.000367   0.000349   0.000335   0.000326
  10      0.000368   0.000403   0.000414   0.000369   0.000352   0.000338   0.000328   0.000315
  11      0.000398   0.000414   0.000372   0.000355   0.000341   0.000331   0.000318   0.000308
  12      0.000409   0.000375   0.000357   0.000343   0.000333   0.000320   0.000311   0.000295
  13      0.000370   0.000360   0.000345   0.000336   0.000322   0.000313   0.000298   0.000304
  14      0.000355   0.000349   0.000338   0.000326   0.000315   0.000300   0.000306   0.000309
  15      0.000669   0.000664   0.000659   0.000654   0.000638   0.000673   0.000703   0.000743
  16      0.000659   0.000661   0.000649   0.000640   0.000675   0.000706   0.000745   0.000785
  17      0.000656   0.000657   0.000646   0.000681   0.000711   0.000749   0.000788   0.000807
  18      0.000460   0.000462   0.000470   0.000512   0.000558   0.000605   0.000642   0.000675
  19      0.000445   0.000457   0.000470   0.000523   0.000573   0.000624   0.000655   0.000707
  20      0.000435   0.000457   0.000475   0.000533   0.000582   0.000641   0.000697   0.000748
  21      0.000462   0.000494   0.000524   0.000575   0.000630   0.000691   0.000762   0.000824
  22      0.000475   0.000514   0.000554   0.000604   0.000670   0.000747   0.000836   0.000920
  23      0.000499   0.000544   0.000593   0.000646   0.000727   0.000818   0.000910   0.001018
  24      0.000534   0.000586   0.000652   0.000711   0.000811   0.000922   0.001031   0.001157
  25      0.000581   0.000640   0.000719   0.000803   0.000924   0.001054   0.001176   0.001320
  26      0.000622   0.000693   0.000785   0.000895   0.001022   0.001172   0.001319   0.001468
  27      0.000692   0.000778   0.000883   0.001006   0.001151   0.001317   0.001479   0.001628
  28      0.000772   0.000872   0.000985   0.001120   0.001278   0.001464   0.001636   0.001809
  29      0.000866   0.000987   0.001112   0.001255   0.001426   0.001616   0.001807   0.002012
  30      0.000981   0.001116   0.001255   0.001411   0.001586   0.001790   0.002000   0.002237
  31      0.001092   0.001240   0.001393   0.001561   0.001753   0.001979   0.002210   0.002469
  32      0.001187   0.001351   0.001513   0.001700   0.001910   0.002151   0.002398   0.002688
  33      0.001282   0.001457   0.001643   0.001854   0.002098   0.002371   0.002662   0.002999
  34      0.001378   0.001562   0.001777   0.002015   0.002297   0.002619   0.002955   0.003366
  35      0.001506   0.001700   0.001934   0.002192   0.002507   0.002866   0.003239   0.003706
  36      0.001641   0.001848   0.002096   0.002381   0.002732   0.003132   0.003549   0.004031
  37      0.001792   0.002007   0.002275   0.002585   0.002965   0.003407   0.003862   0.004330
  38      0.001985   0.002225   0.002504   0.002834   0.003234   0.003700   0.004193   0.004656
  39      0.002203   0.002461   0.002764   0.003120   0.003550   0.004058   0.004622   0.005127
  40      0.002387   0.002674   0.002991   0.003358   0.003807   0.004351   0.004982   0.005561
  41      0.002579   0.002892   0.003236   0.003637   0.004130   0.004742   0.005457   0.006194
  42      0.002832   0.003173   0.003554   0.004003   0.004544   0.005206   0.006001   0.006891
  43      0.003010   0.003395   0.003831   0.004351   0.004956   0.005687   0.006574   0.007617
  44      0.003175   0.003612   0.004127   0.004719   0.005408   0.006223   0.007188   0.008340
  45      0.003354   0.003847   0.004436   0.005114   0.005900   0.006802   0.007830   0.009064
  46      0.003571   0.004094   0.004759   0.005530   0.006419   0.007393   0.008517   0.009860
  47      0.003844   0.004377   0.005092   0.005921   0.006857   0.007903   0.009122   0.010502
  48      0.004161   0.004694   0.005436   0.006292   0.007293   0.008445   0.009762   0.011225
  49      0.004496   0.005033   0.005774   0.006663   0.007750   0.009002   0.010428   0.012014
  50      0.004817   0.005351   0.006128   0.007108   0.008308   0.009709   0.011330   0.013135
  51      0.005223   0.005788   0.006627   0.007683   0.008981   0.010529   0.012225   0.014319
  52      0.005610   0.006237   0.007141   0.008279   0.009693   0.011387   0.013349   0.015525
  53      0.005991   0.006669   0.007657   0.008900   0.010433   0.012253   0.014383   0.016760
  54      0.006352   0.007095   0.008182   0.009550   0.011193   0.013136   0.015425   0.017936
  55      0.006712   0.007530   0.008731   0.010222   0.011987   0.014058   0.016519   0.019125
  56      0.007077   0.007986   0.009303   0.010923   0.012821   0.015040   0.017675   0.020534
  57      0.007460   0.008471   0.009906   0.011662   0.013711   0.016091   0.018920   0.022081
  58      0.007890   0.008992   0.010540   0.012432   0.014642   0.017216   0.020266   0.023653
  59      0.008403   0.009559   0.011207   0.013219   0.015609   0.018410   0.021698   0.025319
  60      0.008984   0.010172   0.011907   0.014043   0.016620   0.019664   0.023207   0.027256
  61      0.009612   0.010825   0.012701   0.015031   0.017893   0.021310   0.025411   0.030036
  62      0.010267   0.011528   0.013552   0.016092   0.019256   0.023188   0.027787   0.033043
  63      0.010911   0.012235   0.014481   0.017330   0.021043   0.025571   0.030869   0.037112
  64      0.011557   0.012957   0.015389   0.018606   0.022716   0.027722   0.033594   0.040642
  65      0.012278   0.013767   0.016555   0.020170   0.024788   0.030459   0.037137   0.045151
  66      0.013137   0.014814   0.017852   0.021782   0.026804   0.032973   0.040262   0.048798
  67      0.014283   0.016098   0.019469   0.023814   0.029351   0.036164   0.044283   0.053715
  68      0.015711   0.017667   0.021331   0.025976   0.031858   0.039090   0.047819   0.057862
  69      0.017397   0.019513   0.023566   0.028606   0.034931   0.042750   0.052331   0.063642
  70      0.019307   0.021588   0.026063   0.031488   0.038257   0.046642   0.057081   0.069936
  71      0.020602   0.023020   0.027966   0.033985   0.041501   0.050812   0.062434   0.075884
  72      0.021973   0.024523   0.030098   0.036899   0.045394   0.055956   0.069161   0.083471
  73      0.023372   0.026068   0.032319   0.039949   0.049504   0.061396   0.075477   0.092236
  74      0.024448   0.027250   0.033988   0.042233   0.052565   0.065437   0.080858   0.098999
  75      0.025098   0.027946   0.035078   0.043811   0.054755   0.068976   0.084785   0.104450
  76      0.025447   0.028314   0.035513   0.044320   0.055815   0.070240   0.086193   0.106175
  77      0.025760   0.028640   0.035895   0.045139   0.056826   0.071324   0.087520   0.107806
  78      0.026589   0.029540   0.037305   0.046894   0.059014   0.073690   0.090468   0.112425
  79      0.028073   0.031427   0.039674   0.049853   0.062706   0.077706   0.096294   0.119823
  80      0.029734   0.033274   0.041990   0.052738   0.066307   0.082293   0.102124   0.127204
  81      0.031914   0.035106   0.042683   0.053548   0.069148   0.087708   0.108415   0.139924
  82      0.033671   0.035686   0.043339   0.055842   0.073698   0.093111   0.119256   0.153916
  83      0.034227   0.036234   0.045196   0.059517   0.078238   0.102422   0.131181   0.169308
  84      0.034753   0.037787   0.048170   0.063183   0.086061   0.112664   0.144300   0.186239
  85      0.036242   0.040273   0.051137   0.069501   0.094667   0.123930   0.158730   0.204863

                                   EXHIBIT 11

                                PLAN DESCRIPTION

     GE Protection Plus is a Flexible Premium Variable Universal Life Product.

                                                              [LOGO] Canada Life

                                   EXHIBIT 12

                           CONDITIONAL RECEIPT AND/OR
                          TEMPORARY INSURANCE AGREEMENT

                                                              [LOGO] Canada Life

Conditional Receipt (From GE Life and Annuity Assurance Company)          CR NO.

This receipt should not be removed unless given to applicant for a payment made on the date of the application.
--------------------------------------------------------------------------------

NOTICE TO THE PROPOSED INSURED

All premium checks should be made payable to GE life and Annuity Assurance Company.

Please notify the Company if you do not receive your policy or if a refund of your money is not made within six weeks from the date of this receipt. This receipt shall be void if the premium payment was made by check or draft and the bank does not honor it upon presentation.

..    Not valid for more than the following amounts:
     . $1,000,000* benefits per Proposed Insured for any Proposed Insured whose age nearest birthday is 70 or less.
          (*$500,000 in California, Colorado, Hawaii, Idaho, Indiana, Kansas, Nevada, New Jersey, North Dakota, Ohio, Pennsylvania, Tennessee and
          Utah).
     . $250,000 benefits per Proposed Insured for any Proposed Insured whose age nearest birthday is 71 through 75.
     . Total benefits in excess of $1,500,000 on any Proposed Insured (including any and all insurance previously issued or applied for with this company).
..    Not Valid for Substandard Risks.
..    No Insurance Will Become Effective Prior to Policy Delivery Unless Each
     Condition Specified Below is Satisfied.
..    No Person is Authorized to Change or Waive any of These Conditions.

             ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO GE LIFE AND
                           ANNUITY ASSURANCE COMPANY.

      DO NOT MAKE THE CHECK PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

I have received $10,000 from John & ________ in connection with an application for life insurance bearing the same number as this receipt. If each of the following three conditions is satisfied fully, then, despite any language to the contrary in the application for Insurance and subject to the Maximum Amount Limitation, insurance as provided by the terms and conditions of the policy applied for will become effective on the Effective Date.

1. The payment must be made no later than the application date and must equal the minimum initial premium required for the plan(s) and amount(s) of insurance applied for and the mode of premium payment selected; and

2. All medical examinations and tests required by the Company must be completed and the reports of those medical examinations and tests must be received at the Company's Home Office within 60 days after the date of this receipt; and

3. All persons proposed for insurance must be on the Effective Date, as defined below, insurable at standard premium rates for the plan(s) and amount(s) of insurance requested in the application; "Effective Date" means the latest of
(a) the date of completion of the application, (b) the date of completion of all medical exams and tests required by the Company or (c) if the applicant requests a policy date which is later than the date of this receipt, the policy date requested by the applicant

Maximum Amount Limitation: Under this receipt the maximum amount of insurance is limited to the amount specified above.

Refund of Payment: If one or more of the above conditions 1, 2 or 3 have not been satisfied fully, the Company's liability is limited to a refund of the amount paid. That refund will be made to Premium Payor.


Dated at Anytown, USA on        3/15/00                       Bill Smith
          City, state       Month, day, year                   Illegible

THIS RECEIPT SHALL BE VOID IF ALTERED OR MODIFIED. THIS RECEIPT SHALL BE VOID AFTER 98 DAYS FROM THE DATE IT IS SIGNED. THESE NOTICES MUST ALWAYS BE GIVEN TO THE PROPOSED INSURED/OWNER/APPLICANT

INVESTIGATIVE CONSUMER REPORT NOTICE

In compliance with federal and state laws, this is to inform you that as part of our procedure for processing your insurance application, an investigative consumer report may be prepared. The information for the report is obtained through personal interviews with your neighbors, friends, or others with whom you are acquainted. The report includes information as to your character, general reputation, personal characteristics and mode of living. You may request to be interviewed for the consumer report. You may, upon written request, be informed whether or not the report was ordered, and if so, the name and address of the consumer reporting agency which made the report. Upon proper identification, you have the right to inspect and/or receive a copy of the report from the consumer reporting agency. You have the right to make a written request to us within a reasonable period of time to receive additional detailed information about the nature and scope of the investigation. Write to:
Underwriting Department, GE Life and Annuity Assurance Company, 6610 West Broad Street, Richmond, Virginia 23230.

MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

The information given in your application may be made available to other insurance companies to which you make application for life or health insurance coverage or to which a claim is submitted.

The information you provide will be treated as confidential except that GE Life and Annuity Assurance Company or its reinsurers may, however, make a brief report to the Medical Information Bureau (MIB), a nonprofit membership organization of life insurance companies which operates an information exchange on behalf of its members. Upon request by another insurance company member to which you have applied for life or health insurance coverage and to which a claim is submitted, the MIB will supply such company with the information it may have in its files.

Upon receipt of a request from you, the MIB will arrange disclosure of any information it may have in your file (medical information will be disclosed only to your attending physician). If you question the accuracy of information in the MIB's file, you may contact the MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the MIB's information office is Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660. GE Life and Annuity Assurance Company or its reinsurers may also release information in its files to other life insurance companies to which you may apply for life or health insurance, or to which a claim for benefits may be submitted.

NOTICE OF INSURANCE INFORMATION PRACTICES

GIVE THIS NOTICE TO THE PROPOSED INSURED/OWNER/APPLICANT IN THE STATES OF ARIZONA, CALIFORNIA, CONNECTICUT, GEORGIA, ILLINOIS, KANSAS, MASSACHUSETTS, MINNESOTA, MONTANA, NEVADA, NEW JERSEY, NORTH CAROLINA, OREGON & VIRGINIA.

     1. Personal information may be collected from persons other than the individual or individuals proposed for coverage.

     2. Such information, as well as other personal or privileged information subsequently collected, may be disclosed to third parties in certain circumstances, without authorization.

     3. A right of access and correction exists with respect to all personal information collected.

     4. A more complete notice describing our information practices in detail will be furnished to you upon request.